Filed pursuant to Rule 497
Registration Statement No. 333-143819

Prospectus dated July 23, 2008

$500,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of common stock, preferred stock or debt securities, collectively, the Securities, to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” As of June 30, 2008, the last reported sales price for our common stock was $13.18.

Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately held or thinly traded public companies.

Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our Administrator, provides the administrative services necessary for us to operate.

Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” beginning on page 11 of this prospectus.

This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information will be available free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling collect at 212-448-0702. Our Internet address is http://www.prospectstreet.com. You may also obtain information about us from the SEC’s website (http://www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Table of Contents

Page

About This Prospectus	ii
Prospectus Summary	1
Selected Condensed Financial Data	9
Risk Factors	11
Management’s Discussion and Analysis of Financial Condition and Results of Operations	24
Report of Management on Internal Control Over Financial Reporting	39
Use of Proceeds	40
Forward-Looking Statements	41
Distributions	42
Price Range of Common Stock	44
Business	45
Management	49
Certain Relationships and Transactions	65
Control Persons and Principal Stockholders	66
Portfolio Companies	67
Determination of Net Asset Value	70
Dividend Reinvestment Plan	71
Material U.S. Federal Income Tax Considerations	73
Description of Our Capital Stock	80
Description of Our Preferred Stock	86
Description of Our Warrants	87
Description of Our Debt Securities	88
Regulation	89
Custodian, Transfer and Dividend Paying Agent and Registrar	94
Brokerage Allocation and Other Practices	95
Plan of Distribution	96
Legal Matters	98
Independent Registered Public Accounting Firm	98
Available Information	98
Index to Financial Statements	F-1
Part C — Other Information	1

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

ii

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

The terms “we,” “us,” “our,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” refers to Prospect Capital Management LLC; “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC; and “Prospect” refers to Prospect Capital Management LLC, its affiliates and its predecessor companies.

The Company

We are a financial services company that lends to and invests in middle market privately held or thinly traded public companies.

We were originally organized under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” in June 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. While we expect to be less focused on the energy industry in the future, we will continue to have significant holdings in the energy and energy related industries. We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act, and we are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets (which include any amount borrowed, i.e. total assets without deduction for any liabilities) as well as a two-part incentive fee based on our performance.

The Offering

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our Securities to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline.

Our Securities may be offered directly to one or more purchasers, to new stockholders, via an optional cash purchase, in which such purchaser can purchase Securities directly from us for cash, or designated offeree program, in which certain designated individuals who may or may not be new stockholders can purchase Securities directly from us for cash, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus for investment in portfolio companies in accordance with our investment objective and strategies, repayment of then outstanding indebtedness, acquisitions or general corporate purposes. See “Use of Proceeds.”

Distributions	We have paid quarterly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications. Distributions to a stockholder that constitute a return of capital (i.e., distributions in excess of our current or accumulated earnings or profits) will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation	We have qualified and elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, when we declare a dividend, the dividends to stockholders are automatically reinvested in additional shares of our common stock, unless stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

The NASDAQ Global Select Market Symbol	PSEC

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Capital Stock.”

Management arrangements	Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator and has engaged Vastardis Fund Services, LLC (formerly, EOS Fund Services LLC, “Vastardis”), as sub-administrator. For a description of Prospect Capital Management, Prospect Administration, Vastardis and our contractual arrangements with these companies, see “Management — Management Services — Investment Advisory Agreement,” and “Management — Management Services— Administration Agreement.”

Risk factors	Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, investment in our Securities involves certain risks relating to investing in the energy sector, including but not limited to risks associated with commodity pricing, regulation, production, demand, depletion and expiration, weather, and valuation. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors”, “Business — Our Investment Objective and Policies” and the

other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution	We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. Such terms may include an optional cash purchase in which a purchaser can purchase Securities directly from us for cash or designated offeree program in which certain designated individuals can purchase Securities directly from us for cash. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Recent Developments

On April 3, 2008 we provided approximately $39.8 million of first and second lien debt and equity for the recapitalization of Ajax Rolled Ring & Machine, or Ajax, a custom forger of seamless rolled steel rings located in York, South Carolina. Our debt is secured by a first lien on inventory, machinery, and certain other assets of Ajax. The equity interest purchased in Ajax is controlling in nature and was made alongside equity co-investments by Ajax’s senior managers.

On April 30, 2008, we provided debt financing of $20 million to support the acquisition by Peerless Mfg Co., or Peerless, headquartered in Dallas, Texas, of Nitram Energy Inc., or Nitram. Peerless is a leading designer, manufacturer, and marketer of industrial environmental separation and filtration systems while Nitram focuses on separation, heat transfer, pulsation dampening, and industrial silencing products. Peerless and Nitram serve a diversified, global list of customers in industries such as oil and gas production, gas pipelines, chemical and petrochemical processing, and power generation.

On April 30, 2008 we fully exited out of our investment in Arctic Acquisition Corp., doing business as Cougar Pressure Control, or Arctic, through the sale of our equity interest in Arctic for approximately $3.4 million. We initially invested $9.25 million in Arctic in July 2005 in the form of a senior secured loan, which loan was subsequently increased by $6.0 million. We received the equity interest in Arctic as additional consideration for making the secured loan. The loan was fully repaid in August 2007.

On June 2, 2008, we closed a public offering of 3.25 million shares of our common stock. The net proceeds to us were approximately $45.7 million after deducting estimated offering expenses.

On June 9, 2008, Deep Down, Inc. or Deep Down, one of our portfolio companies, fully repaid the $12.0 million loan we made to Deep Down in August 2007 and December 2007. We currently own a warrant to purchase approximately 5.0 million shares of Deep Down common stock at an exercise price of $0.507 per share.

Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $200 million under our credit facility, which is the maximum amount available under the credit facility. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	4.50%
Offering expenses borne by us (as a percentage of offering price)(2)	0.20%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	4.70%
Annual expenses (as a percentage of net assets attributable to common stock)*:
Combined base management fee (3.17%)(5) and incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income) (3.48%)(6)	6.65%
Interest payments on borrowed funds	2.28	%(7)
Other expenses	1.93	%(8)
Total annual expenses	10.86	%(6)(8)

     Example

The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed all $200 million available under our line of credit, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the stockholder costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$150.5	$350.2	$570.4	$1,224.8

*	Net assets attributable to our common stock equal net assets (i.e., total assets less liabilities other than liabilities for money borrowed for investment purposes) at March 31, 2008.

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $200 million, the 2% management fee of gross assets equals approximately 3.17% of net assets. See “Management — Management Services — Investment Advisory Agreement” and footnote 6 below.

(6)	We expect to invest all of the net proceeds from each offering of securities registered under the registration statement of which this prospectus is a part within six months or less of the date of the completion of such offering and may have capital gains and interest income that could result in the payment of an incentive fee to Prospect Capital Management in the first year after completion of this offering. However, the incentive fee payable to our investment adviser under the investment advisory agreement is based on our performance and will not be paid unless we achieve certain goals. In the chart above, we have assumed a pre-incentive fee net investment income of 17.38% as a percentage of net assets. The incentive fee consists of two parts.

The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended March 31, 2008, we paid an incentive fee of $3,229,805 (see calculation below). We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The investment adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income. Our pre-incentive fee net investment income used to calculate the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). The second part of the incentive fee, the capital gains incentive fee, will equal 20% of our realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation.

Examples of how the incentive fee is calculated are as follows:

Assuming pre-incentive fee net investment income of 0.55%, there would be no income incentive fee because such income would not exceed the hurdle rate of 1.75%.

Assuming pre-incentive fee net investment income of 2%, the income incentive fee would be as follows:

= 100% × (2%−1.75%)

= 0.25%

Assuming pre-incentive fee net investment income of 2.30%, the income incentive fee would be as follows:

= (100% × (“catch-up”: 2.1875%−1.75%)) + (20% × (2.30%−2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%) = 0.4375% + 0.0225% = 0.46%

Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains incentive fee would be as follows:

= 20% × (6%−1%)

= 20% × 5% = 1%

The following is a calculation of the most recently paid incentive fee of $3,229,805 in March 2008 (for the quarter ended March 31, 2008):

Prior Quarter Net Asset Value	$345,823,823
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$6,051,917

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$7,564,896

Current Quarter Pre Incentive Fee Net Investment Income	$16,149,024

Incentive Fee — “Catch-Up”	$1,512,979
Incentive Fee — 20% in excess of 125% of the Current Quarter Hurdle	$1,716,826

Total Current Quarter Incentive Fee	$3,229,805

For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Management Services — Investment Advisory Agreement.”

(7)	Although we may incur indebtedness before the proceeds of an offering are substantially invested, we have not yet decided to what extent we will finance investments using debt. For more information, see “Risk Factors — Risks Relating To Our Business And Structure — Changes in interest rates may affect our cost of capital and net investment income” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial Condition, Liquidity and Capital Resources.” The table above assumes that we have borrowed all $200 million available under our line of credit, although no plans are in place to borrow the full amount under our line of credit. The table below shows our estimated annual expenses as a percentage of net assets attributable to common stock, assuming that we did not incur any indebtedness.

Base management fee	2.09%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)	3.48%
Interest payments on borrowed funds	None
Other expenses	2.20%
Total annual expenses (estimated)	7.77%

(8)	“Other expenses” is based on our annualized expenses during our quarter ended March 31, 2008 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. “Other expenses” does not include non-recurring expenses. See “Management — Management Services — Administration Agreement.”

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management would be zero at the 5% annual return assumption, as required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%; however, the income incentive fee currently being earned is nevertheless used to aggregate total expenses in the example as if the annual return were at the level recently achieved, which is higher than 5%, in accordance with SEC requirements. Accordingly, the resulting calculations overstate expenses at the 5% annual return as these calculations do not reflect the provisions of the Investment Advisory Agreement as it would actually be applied in the case of a 5% annual return. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED FINANCIAL DATA

(in thousands)

You should read the condensed financial information below with the Financial Statements and Notes thereto included in this prospectus. Financial information for the twelve months ended June 30, 2007, 2006 and 2005 has been derived from the audited financial statements for that period. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three and nine months ended March 31, 2008 are not necessarily indicative of the results that may be expected for the year ending June 30, 2008. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 24 for more information.

	Three	Three	Nine	Nine	Twelve	Twelve	Twelve
	Months	Months	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	June 30,	June 30,	June 30,
	2008	2007(1)	2008	2007(1)	2007(1)	2006(1)	2005(1)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Investment income
Interest income	$10,334	$4,825	$27,849	$11,493	$16,809	$7,557	$1,882
Interest income, controlled entities	4,556	3,845	14,689	9,455	13,275	4,810	2,704
Dividend income	123	1,245	557	1,839	2,753	502	284
Dividend income, controlled entities	3,300	850	6,950	2,550	3,400	3,099	3,151
Other income(2)	3,687	1,304	5,909	1,335	4,444	901	72
Total investment income	22,000	12,069	55,954	26,672	40,681	16,869	8,093
Operating expenses
Investment advisory fees
Base management fee	2,388	1,531	6,366	3,715	5,445	2,082	1,808
Income incentive fee	3,230	1,754	7,861	3,695	5,781	1,786	—
Total Investment advisory fees	5,618	3,285	14,227	7,410	11,226	3,868	1,808
Interest expense and credit facility costs	1,863	353	4,719	1,385	1,903	642	—
Chief Compliance Officer and Sub-administration fees	228	164	620	402	549	325	266
Legal fees	449	593	2,224	970	1,365	1,835	2,575
Valuation services	198	92	431	285	395	193	42
Other professional fees	63	47	401	432	608	485	230
Insurance expense	64	72	192	219	291	365	325
Directors’ fees	55	55	165	175	230	220	220
Organizational costs	—	—	—	—	—	—	25
General and administrative expenses	543	393	1,531	612	983	378	191
Total operating expenses	9,081	5,054	24,510	11,890	17,550	8,311	5,682
Net investment income (loss)	12,919	7,015	31,444	14,782	23,131	8,558	2,411
Net realized gain (loss)	208	(1)	(18,413)	1,949	1,949	303	(2)
Net unrealized appreciation (depreciation)	(14,386)	(2,038)	(9,426)	(4,851)	(8,352)	4,035	6,342
Net increase (decrease) in stockholders’ equity resulting from operations	(1,259)	4,976	3,605	11,880	16,728	$12,896	$8,751
Basic and diluted net increase (decrease) in stockholders’ equity per common share resulting from operations	$(0.05)	$0.26	$0.16	$0.82	$1.06	$1.83	$1.24

(1)	Certain amounts have been reclassified to confirm to current period’s presentation.

(2)	Includes Net Profits Interest, Prepayment Penalties not related to loans, Deal Deposit Income and Overriding Royalty Interests.

The following is a schedule of financial highlights for the periods indicated below:

	For the	For the	For the	For the	For the	For the	For the
	Three Months	Three Months	Nine Months	Nine Months	Twelve Months	Twelve Months	Twelve Months
	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,	June 30,	June 30,	June 30,
	2008	2007	2008	2007	2007	2006	2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Per share data(1):
Net asset value at beginning of period	$14.58	$15.24	$15.04	$15.31	$15.31	$14.59	$(0.01)
Proceeds from initial public offering	—	—	—	—	—	—	13.95
Costs related to the initial public offering	—	—		—	—	0.01	(0.21)
Costs related to the secondary public offering	(0.03)	0.01	(0.06)	(0.06)	(0.06)	—	—
Share issuance related to dividend reinvestment	—	—	—	—	—	—	—
Net investment income	0.54	0.36	1.41	1.02	1.44	1.21	0.34
Realized gain (loss)	0.01	—	(0.82)	0.14	0.14	0.04	—
Net unrealized appreciation (depreciation)	(0.60)	(0.10)	(0.42)	(0.34)	(0.51)	0.58	0.90
Net increase in assets as a result of secondary public offering	0.05	0.06	0.18	0.27	0.26	—	—
Dividends declared and paid	(0.40)	(0.39)	(1.18)	(1.16)	(1.54)	(1.12)	(0.38)

Net asset value at end of period	$14.15	$15.18	$14.15	$15.18	$15.04	$15.31	$14.59

Per share market value at end of period	$15.22	$17.14	$15.22	$17.14	$17.47	16.99	$12.60
Total return based on market value(2)	19.69%	2.34%	(5.76)%	8.05%	12.65%	44.90%	(13.46)%
Total return based on net asset value(2)	(0.40)%	1.88%	1.78%	6.19%	7.62%	12.76%	7.40%
Shares outstanding at end of period	26,270,379	19,879,231	26,270,379	19,879,231	19,949,065	7,069,873	7,055,100
Average weighted shares outstanding for period	23,858,492	19,697,473	22,349,987	14,341,811	15,724,095	7,056,846	7,055,100
Ratio/supplemental data:
Net assets at end of period (in thousands)	$371,718	$301,767	$371,718	$301,767	$300,048	$108,270	$102,967
Annualized ratio of operating expenses to average net assets	10.25%	6.79%	9.90%	7.01%	7.36%	8.19%	5.52%
Annualized ratio of operating income to average net assets	15.01%	9.23%	12.45%	9.36%	9.71%	7.90%	8.50%

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. Total return based on NAV is based upon the change in NAV per share between the opening and ending NAV per share in each period and assumes that dividends are reinvested in accordance with the Company’s dividend reinvestment plan. The total returns are not annualized.

RISK FACTORS

Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities or warrants may decline, and you may lose all or part of your investment.

Risks Relating To Our Business And Structure

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act, which would which make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage.

We are dependent upon Prospect Capital Management’s key management personnel for our future success.

We depend on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. We also depend, to a significant extent, on Prospect Capital Management’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of Prospect Capital Management evaluates, negotiates, structures, closes, monitors and services our investments. For a description of the senior management team, see “Management.” Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Prospect Capital Management and its senior management team have limited experience managing a business development company under the 1940 Act.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of privately held or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Prospect Capital Management and its senior management team’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies differ in some ways from those of other investment funds that have been managed in the past by the investment professionals.

We are a relatively new company with limited operating history.

We were incorporated in April 2004 and have conducted investment operations since July 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we may not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero. We completed our initial public offering on July 27, 2004. As of March 31, 2008, we continue to pursue our investment strategy and 94% of our portfolio is invested in long-term investments, with the remainder invested in U.S. government and money market securities. As we continue to make new investments, future dividend levels will be dependent on our ability to make such investments and our ability to finance such investments. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and the Company has been organized as a closed-end investment company since April 13, 2004. As such, each entity is subject to the business risks and uncertainties associated with any young business enterprise, including the limited experience in managing or operating a business development company under the 1940 Act. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on Prospect Capital Management’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of Prospect Capital Management’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and Prospect Capital Management need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified and we expect that trend to continue.

Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

Business development companies regulated under provisions of the 1940 Act, are not generally able to issue and sell common stock at a price below the current NAV per share of such common stock. A business development company may, however, sell its common stock, or warrants, options or rights to acquire the business development company’s common stock, at a price below the current NAV of its common stock in a rights offering to stockholders or if (I) the business development company’s board of directors determines that such sale is in the business development company’s and its stockholders’ best interests, (2) the stockholders approve the sale of the common stock at a price that is less than the current NAV, and (3) the price at which the common stock is to be issued and sold may not be less than a price which, in the determination of the board of directors, closely approximates the market value of these securities (less any sales load).

In addition, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the loans by the subsidiary on a nonrecourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio exposes us to a risk of loss for the equity we retain in the securitized pool of loans and might expose us to losses because the residual loans in which we do not sell interests may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

To maintain our qualification for federal income tax purposes as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended, and obtain RIC tax treatment, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Regulation — Senior Securities” and “Material U.S. Federal Income Tax Considerations.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Material U.S. Federal Income Tax Considerations — Taxation As A RIC.”

If we issue senior securities, including debt, you will be exposed to additional risks, including the typical risks associated with leverage.

•	You will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments or in our revenues would have a greater negative impact on the value of our common stock than if we did not use debt.

•	Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

•	It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We and you will bear the cost of issuing and servicing our senior securities.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

We expect that a significant portion of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our Securities. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments consist of securities of privately held or thinly traded public companies. The fair value of these securities is often not readily determinable. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and Prospect Capital Management has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from Prospect Capital Management, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate over short periods of time and may be based on estimates. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if a ready market for these securities existed. Our NAV could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or Prospect Capital Management have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Potential conflicts of interest could impact our investment returns.

Our executive officers and directors, and the executive officers of Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of our Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Prospect Capital Management. To the extent we or Prospect Capital Management are able to exert influence over our portfolio companies, the income incentive fee may provide Prospect Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Prospect Capital Management will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may readjust the hurdle rate by amending the Investment Advisory Agreement.

The income incentive fee payable by the Company is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, Prospect Capital Management is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for Prospect Capital Management to the extent that it may encourage Prospect Capital Management to favor debt financings that provide for deferred interest, rather than current cash payments of interest. In addition, the amount of Prospect Capital Management ’s compensation under the incentive fee due, is affected in part, by the amount of unrealized depreciation accrued by us.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.

Risks Related To Our Investments

We may not realize gains or income from our investments.

We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business — Our Investment Objective and Policies.”

Our portfolio is concentrated in a limited number of portfolio companies in the energy industry, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that we hold or if the energy industry experiences a downturn.

As of March 31, 2008, we had invested in 31 companies (including a net profits interest in Charlevoix Energy Trading, LLC, or Charlevoix). A consequence of this lack of diversification is that the aggregate returns we realize may be significantly adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. In addition, to date we have concentrated on making investments in the energy industry. While we expect to be less focused on the energy industry in the future, we will continue to have significant holdings in the energy and energy related industries. As a result, a downturn in the energy industry could materially adversely affect us.

The energy industry is subject to many risks.

We have a significant concentration in the energy industry. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Commodity Pricing Risk. While we generally do not invest in companies that accept completely unhedged commodity risk for an unlimited time, energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those that own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we generally prefer risk controls, including appropriate commodity and other hedges, by each of our portfolio companies, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness.

•	Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse ways, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, actions of the Organization of the Petroleum Exporting Countries, or OPEC, or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends. In recent months, OPEC has announced changes in production quotas in response to changing market conditions, including near record high and volatile oil prices in the United States.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

•	Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

•	Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

•	Financing Risk. Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

Our investments in prospective portfolio companies may be risky and you could lose all or part of your investment.

Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

•	they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of Prospect Capital Management to obtain adequate information to evaluate these companies in making investment decisions. If Prospect Capital Management is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and Prospect Capital Management could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We invest primarily in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company in which we invest. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

We may not be able to fully realize the value of the collateral securing our debt investments.

Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•	since our debt investments are primarily made in the form of mezzanine loans, our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

•	the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

•	bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

•	our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

•	how effectively the collateral would be liquidated and the value received could be impaired or impeded by the need to obtain regulatory and contractual consents; and

•	by its nature, some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

The incentive fee payable by us to Prospect Capital Management may create an incentive for Prospect Capital Management to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage Prospect Capital Management to use leverage to increase the return on our investments. The use of leverage would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because Prospect Capital Management will receive an incentive fee based, in part, upon net capital gains realized on our investments, Prospect Capital Management may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Prospect Capital Management also could create an incentive for it to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although currently most of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Risks Relating To Our Securities

There is a risk that you may not receive dividends or that our dividends may not grow over time.

We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Distributions.”

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. We are covered by the Maryland Business Combination Act, or the Business Combination Act, to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the Business Combination Act, subject to prior approval of such business combination by our Board of Directors, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act, or the Control Share Act, provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. If the applicable Board of Directors resolution is repealed or our Board of Directors does not otherwise approve a business combination, the Business Combination Act and the Control Share Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms; our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our Company. These provisions may prevent you from being able to sell shares of our common stock at a premium over the current or prevailing market prices.

Investing in our Securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our Securities may fluctuate significantly.

The market price and liquidity of the market for our Securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from any offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of any offering of our Securities. We may use the net proceeds from the offering in ways with which you may not agree or for investments other than those contemplated at the time of the offering, unless such change in the use of proceeds is subject to stockholders’ approval or prohibited by law.

Sales of substantial amounts of our Securities in the public market may have an adverse effect on the market price of our Securities.

Sales of substantial amounts of our Securities or the availability of such securities for sale could adversely affect the prevailing market price for our Securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
(in 000’s except share and per share amounts)

Overview as of March 31, 2008

Prospect Capital Corporation is a publicly traded mezzanine debt and private equity firm that provides investment capital to micro to middle market companies. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

The aggregate value of our portfolio investments was $429,156 and $328,222 as of March 31, 2008 and June 30, 2007, respectively. During the first three quarters of fiscal year 2008, our net cost of investments increased by $110,360, or 33.8%, as we invested in 12 new and follow-on investments while we sold three investments and three other investments repaid their loans.

Compared to the end of last fiscal year (ended June 30, 2007), net assets increased by $71,670 during the nine-month period ended March 31, 2008, from $300,048 to $371,718. This increase resulted from the issuance of new shares of our common stock (less offering costs) in the amount of $92,979, dividend re-investments of $2,753, and another $3,605 from operations. These increases, in turn, were offset by $27,667 in dividend distributions to our stockholders. The $3,605 increase in net assets resulting from operations is net of the following: Net investment income of $31,444, realized loss on investments of $18,413, and a net decrease in net assets due to changes in unrealized appreciation/depreciation of investments of $9,426. The realized losses were mainly due to the sale of Central Illinois Energy, LLC, or CIE, and Advantage Oilfield Group Ltd., or AOG. The net unrealized depreciation was driven by significant write-downs in our investments in, Integrated Contract Services, Inc., or ICS, Worcester Energy Company, Inc., or WECO, and Genesis Coal Corp., or Genesis, which, in turn, were partially offset by write-ups for our investments in Gas Solutions Holdings Inc., or GSHI, and by the disposition of previously written-down investments in AOG and in ESA Environmental Specialists, or ESA.

We seek to be a long-term investor with our investment companies. As of March 31, 2008, we continue to pursue our investment strategy, and 115.5% of our net assets are invested in long-term investments.

To date we have invested primarily in industries related to the industrial/energy economy. However, we continue to widen our strategy focus in other sectors of the economy to diversify our portfolio holdings. This is further evidenced by the change of our corporate name. Some of the companies in which we invest have relatively short or no operating histories. These companies are and will be subject to all of the business risks and uncertainties associated with any new business enterprise, including the risks that these companies may not reach their investment objective or the value of our investments in them may decline substantially or fall to zero.

After a robust global debt market during the earlier part of 2007, beginning in June 2007, signs of strain emerged as fears of increasing defaults in the subprime mortgage lending market caused a broader loss of investor confidence beyond the subprime mortgage lending market and into the corporate leveraged loan and high-yield debt markets. Collateralized Loan Obligations, or CLOs, and hedge funds, in particular, have been a driving force in the excess liquidity that existed in the debt capital markets. The loss of investor confidence in many of these highly-leveraged investment vehicles has significantly constrained the market for new CLO issuance, a consequence of limited relevance to our business historically.

Since June 2007, there has been a significant reduction in liquidity in the corporate debt capital markets and transactions in the high-yield and leveraged loan markets have recently been cancelled, postponed, or restructured, enhancing opportunities for us going forward. The extra supply and meaningfully less demand has shifted the dynamics between buyers and sellers and caused several hundred billion dollars of corporate loans and bridge loan commitments to remain on the balance sheets of financial institutions and remain undistributed. We believe that, as of today, this reduction in liquidity has caused increased market volatility in the secondary prices of existing leveraged loans and high yield bonds, driving many leveraged loan and bond market quotes to below the primary market offer price without necessarily reflecting a deterioration, if any, in underlying fundamental performance of many of these issuers. The valuation of securities held within our portfolio has not been materially affected in an adverse way by these events because we had not participated in the syndicated loan market prior to September 2007 to any meaningful extent. If we were to enter into these markets in a meaningful way, we would be able to lend money at higher rates of interest and would be able to purchase loans at greater discounts than prior to the occurrence of these events. We also expect that greater structural protection that lenders require for new loans, such as lower overall financial leverage and maintenance financial covenants, will increase the opportunities for us to invest since we have generally decided not to invest in highly leveraged or “covenant light” credit facilities. In turn, these events also could increase our cost of financing.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Recent Developments

On April 3, 2008, we provided approximately $39.8 million first and second lien debt and equity for the recapitalization of Ajax, a custom forger of seamless rolled steal rings located in York, South Carolina. Our debt is secured by a first lien on inventory, machinery, and certain other assets of Ajax. The equity interest purchased in Ajax is controlling in nature and was made alongside equity co-investments by Ajax’s senior managers.

On April 30, 2008, we provided debt financing of $20 million to support the acquisition by Peerless headquartered in Dallas, Texas, of Nitram. Peerless is a leading designer, manufacturer, and marketer of industrial environmental separation and filtration systems while Nitram focuses on separation, heat transfer, pulsation dampening, and industrial silencing products. Peerless and Nitram serve a diversified, global list of customers in industries such as oil and gas production, gas pipelines, chemical and petrochemical processing, and power generation.

On April 30, 2008, we fully exited out of our investment in Arctic through the sale of our equity interest in Arctic for approximately $3.4 million. We initially invested $9.25 million in Arctic in July 2005 in the form of a senior secured loan, which loan was subsequently increased by $6.0 million. We received the equity interest in Arctic as additional consideration for making the secured loan. The loan was fully repaid in August 2007.

On June 2, 2008, we closed a public offering of 3.25 million shares of our common stock. The net proceeds to us were approximately $45.7 million after deducting estimated offering expenses.

On June 9, 2008, Deep Down, one of our portfolio companies, fully repaid the $12.0 million loan we made to Deep Down in August 2007 and December 2007. We currently own a warrant to purchase approximately 5.0 million shares of Deep Down common stock at an exercise price of $0.507 per share.

Significant Accounting Policies and Estimates

We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our financial statements. So we consider these to be our critical accounting policies, and they are consistently applied by us.

Consolidation:

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our March 31, 2008 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investments:

(a) Security transactions are recorded on a trade-date basis.

(b) Valuation:

(1) Investments for which market quotations are readily available are valued at such market quotations.

(2) Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at time of purchase. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

(3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had ready market existed for such investments, and any such differences could be material.

(4) In September 2006, the Financial Accounting Standards Board, or FASB, issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements,” or SFAS 157. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 becomes effective for fiscal years beginning after November 15, 2007; therefore, its first applicability to the Company will be for the Company’s upcoming fiscal year beginning July 1, 2008. The Company does not believe that the adoption of SFAS 157 will materially impact the amounts reported in its financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported to changes in net assets for a fiscal period.

(5) In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115”. SFAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. SFAS 159 becomes effective for fiscal years beginning after November 15, 2007 and, therefore, is applicable for the Company’s upcoming fiscal year beginning July 1, 2008. The Company’s management does not believe that the adoption of SFAS No. 159 will have a material impact on its financial statements.

(c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

(d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

(e) Dividend income is recorded on the ex-dividend date.

(f) Structuring fees and similar fees are recognized as income as earned. Structuring fees, excess deal deposits, net profits interests, overriding royalty interests, administrative agent fees and forbearance fees are included in other income.

In determining the fair value of our portfolio investments at March 31, 2008, the Audit Committee met on April 24, 2008, and considered valuations from the independent valuation firm and from management having an aggregate range of $416,608 to $437,988.

Our portfolio across all our long-term debt and certain equity investments had an annualized current yield of 16.8% and 17% as of March 31, 2008 and March 31, 2007, respectively. This yield includes interest from all of our long-term investments as well as dividends from GSHI and NRG Manufacturing, Inc., or NRG, as of March 31, 2008 and from GSHI as of March 31, 2007. We expect the current yield to decline over time as we increase the size of the portfolio. Monetization of other equity positions that we hold is not included in this yield calculation. In each of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Many of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections. Set forth below are several views of our investment portfolio, classified by type of investment, geographic diversification and sector diversification at March 31, 2008, and March 31, 2007, respectively:

	3/31/08		3/31/07
	Fair Value	% of	Fair Value	% of
Type of Investment	(000s)	Portfolio	(000s)	Portfolio

Money Market Funds	$27,249	6.0%	$99,584	32.0%
Senior Secured Debt	224,564	49.2%	135,736	43.7%
Subordinated Secured Debt	146,143	32.0%	48,586	15.6%
Membership Interests	3,000	0.7%	—	—%
Common Stock	49,384	10.8%	24,902	8.0%
Preferred Stock	149	0.0%	65	0.0%
Warrants	5,916	1.3%	1,964	0.7%

Total Portfolio	$456,405	100.0%	$310,837	100.0%

	3/31/08		3/31/07
	Fair Value	% of	Fair Value	% of
Geographic Exposure	(000s)	Portfolio	(000s)	Portfolio

Midwest U.S.	$49,015	10.7%	$36,476	11.7%
Northeast U.S.	67,649	14.8%	24,898	8.0%
Southeast U.S.	83,628	18.3%	37,835	12.2%
Southwest U.S.	189,313	41.5%	85,793	27.6%
Western U.S.	30,500	6.7%	—	—%
Canada	9,051	2.0%	26,251	8.5%
Money Market Funds	27,249	6.0%	99,584	32.0%

Total Portfolio	$456,405	100.0%	$310,837	100.0%

	3/31/08		3/31/07
	Fair Value	% of	Fair Value	% of
Sector	(000s)	Portfolio	(000s)	Portfolio

Biofuels/Ethanol	$—	—%	$8,000	2.6%
Biomass Power	19,580	4.3%	24,898	8.0%
Construction Services	5,582	1.2%	22,672	7.3%
Contracting	5,000	1.1%	—	—%
Financial Services	25,000	5.5%	—	—%
Food Products	20,000	4.4%	—	—%
Gas Gathering and Processing	54,450	11.9%	37,900	12.2%
Healthcare	13,750	3.0%	—	—%
Manufacturing	43,907	9.6%	14,676	4.7%
Metal Services	6,170	1.4%	5,820	1.9%
Mining and Coal Production	19,223	4.2%	15,718	5.1%
Natural Gas Marketing	—	—%	4,782	1.5%
Oilfield Fabrication	108,321	23.7%	—	—%
Oil and Gas Production	25,067	5.5%	49,358	15.9%
Pharmaceuticals	11,942	2.6%	—	—%
Production Services	22,991	5.0%	20,947	6.7%
Retail	14,566	3.2%	—	—%
Seismic Services	—	—%	—	—%
Shipping Vessels	6,775	1.5%	6,482	2.1%
Specialty Minerals	15,500	3.4%	—	—%
Technical Services	11,332	2.5%	—	—%
Money Market Funds	27,249	6.0%	99,584	32.0%

Total Portfolio	$456,405	100.0%	$310,837	100.0%

RESULTS OF OPERATIONS

Comparison of the Nine Months Ended March 31, 2008 to the Nine Months Ended March 31, 2007

Investment Activity

We completed our 16th quarter, which was our 15th full quarter since completion of our initial public offering on July 27, 2004, with approximately 115.5% of our net assets or about $429,156 invested in 31 long-term portfolio investments (including a net profits interest remaining in Charlevoix) and 7.3% of our net assets invested in money market funds. The remaining 22.8% of our net assets represents liabilities in excess of other assets.

Long-Term Portfolio Investments

During the three months ended March 31, 2008, we completed two new investments and several follow-on investments in existing portfolio companies, totaling approximately $31,794. During the nine months ended March 31, 2008, we completed 14 new investments and follow-on investments in existing portfolio companies, totaling approximately $193,000. The more significant of these investments are described briefly in the following:

On July 31, 2007, we provided $15,000 growth financing to Wind River Resources Corp. and Wind River II Corp., a privately held oil and gas production business based in Salt Lake City, Utah. The investment was in the form of senior secured notes with a net profits interest.

On August 8, 2007, we provided $6,000 growth and recapitalization financing to Deep Down, a deepwater drilling services and manufacturing provider based in Houston, Texas. The investment was in the form of senior secured notes and warrants.

On August 28, 2007, we provided $9,200 growth and recapitalization financing to Diamondback Operating, LP, an oil and gas production company based in Tulsa, Oklahoma. The investment was in the form of senior secured notes with a net profits interest.

On October 9, 2007, we made a second lien debt investment of $9,750 in Resco Products, Inc., a leading designer and manufacturer of refractory materials based in Pittsburgh, Pennsylvania.

On October 17, 2007, we made a $3,000 follow-on secured debt investment in NRG, in support of NRG’s acquisition of Dynafab Corporation, or Dynafab. Dynafab is a manufacturer of a range of metal structures and vessels for use in the oil and gas and transportation industries, including fuel tanks for on-road and off-road vehicles as well as various drilling rig components.

On October 19, 2007, we made a second lien debt investment of approximately $5,000 in a leading provider of outsourced technical services based in Pennsylvania. Our investment is supporting the acquisition of this service provider by HM Capital Partners, L.P., or HM, a $1.6 billion private equity fund based in Dallas, Texas. HM’s investment professionals previously were principals with Hicks, Muse, Tate & Furst, Inc.

On November 1, 2007, we made a second lien secured debt investment, as well as a small equity co-investment, aggregating approximately $13,750 in Maverick Healthcare, Inc. doing business as Preferred Homecare, a leading comprehensive home healthcare services provider based in Mesa, Arizona.

On November 5, 2007, we invested approximately $18,000 in second lien secured financing in Shearer’s Foods, Inc., a snack food manufacturer based in Brewster, Ohio, with Winston Partners as the private equity financial sponsor.

On November 9, 2007, we made a second lien debt investment of $12,000 in Qualitest Pharmaceuticals, Inc. and its affiliates, a leading manufacturer and distributor of generic pharmaceuticals based in Huntsville, Alabama.

On November 14, 2007, we entered into an agreement to invest in a second lien secured debt from Deb Shops, Inc., of $15,000. This transaction was consummated on December 10, 2007. Deb Shops, Inc. is a leading specialty apparel retailer based in Philadelphia, Pennsylvania.

On November 21, 2007, we provided combined debt financing of $25,600 to IEC Systems LP and Advanced Rig Services LLC, two related oilfield service companies based in Houston, Texas. This investment took the form of two separate senior secured instruments with cross-collateralized guarantees and a net profit interest in each company.

On February 11, 2008, we made a $5,121 senior secured loan to North Fork Collieries LLC, or North Fork, a Kentucky-based mining and coal production company. We also have a controlling equity interest in North Fork.

On March 5, 2008, we made an additional secured Term C debt investment of approximately $6,500 in Unitek Acquisition, Inc., or Unitek, a leading provider of outsourced technical services based in Blue Bell, Pennsylvania. We now have extended in the aggregate $11,500 of debt capital to Unitek.

On March 14, 2008, we provided debt financing of $14,500 to support the acquisition of American Gilsonite Company, or AGC, by a private equity firm based in New York. AGC is a specialty mineral company with operations based in Bonanza, Utah. Furthermore, we made an additional $1,000 investment in the equity of AGC.

For the nine months ended March 31, 2008, we closed-out six positions which are briefly described below.

On August 16, 2007, Arctic, completely paid its loan with an additional prepayment penalty of $461 for the loan. We will maintain holdings in warrants in Arctic. Including the prepayment premium, we realized a 20% cash internal rate of return on this investment, representing 1.25 times cash on cash (not including the equity investments that we continue to hold).

On December 5, 2007, we received $5,099 from the sale of our debt investment in CIE, an ethanol project.

On December 28, 2007 and December 31, 2007, we entered into two agreements which monetized our investment in AOG. These transactions generated aggregate proceeds of $3,939 for us.

On February 20, 2008, one of our investees, Ken-Tex Energy Corp., or Ken-Tex, repaid the $10,800 debt that it owed us. As part of the transaction, we also sold back our net profit interest, or NPI, and overriding royalty interest, or ORRI, in Ken-Tex. In addition to the debt repayment, this transaction generated $3,300 in the form of a prepayment penalty and the sale of the NPI and ORRI.

On March 5, 2008, we closed out our position of common shares of Evolution Petroleum Corp. at a gain of $486.

On March 31, 2008, TLOGH, L.P. repaid the $15,500 debt that it owed to us.

Since inception, here is a quarter-by-quarter summary of the investment activity.

Quarter-End	Acquisitions(1)	Dispositions(2)

March 31, 2008	$31,794	$28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

(1)	Includes new deals, additional fundings, refinancings and PIK interest

(2)	Includes scheduled principal payments, prepayments and refinancings

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence. This lesser degree of influence is deemed to exist through ownership of 5% or more but less than 25% of the outstanding voting securities of another person. As of March 31, 2008, we held a controlling interest in GSHI, Genesis, ICS, Iron Horse Coiled Tubing, Inc., or Iron Horse, NRG, North Fork, R-V Industries, Inc., or R-V, Whymore Coal Company, Inc., or Whymore, and WECO. As of March 31, 2008, we held an affiliated interest in AEH Investment Corp.

	3/31/08		3/31/07
	Fair Value	% of	Fair Value	% of
Level of Control	(000s)	Portfolio	(000s)	Portfolio

Control	$141,631	31.0%	$110,268	35.5%
Affiliate	5,582	1.2%	14,751	4.8%
Non-Control/Non-Affiliate	281,943	61.8%	86,234	27.7%
Money Markets	27,249	6.0%	99,584	32.0%

Total Portfolio	$456,405	100.0%	$310,837	100.0%

Coal prices and forward curve prices continued to rise in Central Appalachia during the first quarter 2008. However, marginal spot prices for coal remained below operating costs for many of the smaller coal producers in that region, including Genesis. Both Whymore and Genesis are selling coal under new contracts which expire December 31, 2008 and June 30, 2008, respectively. The cost cutting, productivity, and revenue enhancing efforts begun in 2007 at these portfolio companies have continued, including the purchase of additional equipment at Genesis and the acquisition of additional coal reserves at Whymore. We also continue looking at various opportunities to take advantage of acquisitions at favorable prices.

With respect to Unity Virginia Holdings LLC, or Unity, discussions continue between the Company (the second lien holder), the senior lender, Texas Capital (whose exposure is approximately $1,100), and Unity regarding next steps after liquidating the last remaining saleable property in the collateral package which consisted of land, coal inventory, and the refuse area. According to Unity, the sale of these assets was necessary to the remediation of the mine property, under the supervision of state and federal authorities. The Company believes that Unity principals have to pay-off the remaining debt to Texas Capital and would still be obligated to repay the outstanding debt to Prospect.

ESA defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code. We have a senior-secured, first-lien debt position with collateral in the form of receivables, real estate, other assets, personal guaranties and the stock of ESA’s subsidiary company, Lisamarie Fallon, Inc. (doing business as The Healing Staff). On September 20, 2007 the U.S. Bankruptcy Court approved a Section 363 Asset Sale for ESA to the Company. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us.

In late December 2007, the Company’s largest 100% controlled investment, GSHI, a midstream gathering and processing business in East Texas, engaged RBC Capital Markets Corporation as a financial advisor to explore strategic alternatives, including a potential sale. This monetization process is ongoing. Management can make no assurances as to the timing or success of the potential sale of GSHI, or as to any proceeds to be received from such sale. In late March 2008, Royal Bank of Canada provided a $38 million term loan to Gas Solutions II Ltd, a wholly owned subsidiary of GSHI, the proceeds of which were used to refinance all of Citibank’s approximately $8 million of outstanding senior secured debt as well as to make a $30 million cash distribution to GSHI. The Company has non-recourse access to this cash at GSHI, in addition to the

Company’s other assets and undrawn revolving credit facility. In early May 2008, Gas Solutions II Ltd purchased a series of propane puts at $0.10 out of the money and at prices of $1.53 per gallon and $1.394 per gallon covering the periods May 1, 2008, through April 30, 2009, and May 1, 2009, through April 30, 2010, respectively. These hedges have been executed at close to the highest market propane prices ever achieved on an historical basis; such hedges preserve the upside of Gas Solutions II Ltd to benefit from potential future increases in commodity prices.

Investment Income

We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and amortized loan origination fees on the structuring of new transactions. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

Investment income, which consists of interest income, including accretion of loan origination fees, dividend income and other income, including net profits interests, overriding royalty interests and structuring fees, amounted to $22,000 and $12,069 for the three months ended March 31, 2008 and March 31, 2007, respectively and $55,954 and $26,672 for the nine months ended March 31, 2008 and March 31, 2007, respectively. Investment income increased as compared to the same period one year earlier as a direct result of the growth of our investment portfolio.

Operating Expenses

Our primary operating expenses consist of investment advisory fees (base and incentive fees), credit facility costs, legal and professional fees, insurance expenses, directors’ fees and other general and administrative expenses. Operating expenses were $9,081 and $5,054 for the three months ended March 31, 2008 and March 31, 2007, respectively and $24,510 and $11,890 for the nine months ended March 31, 2008 and March 31, 2007, respectively. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities to us. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration.

The base investment advisory fees were $2,388 and $1,531 for the three months ended March 31, 2008 and March 31, 2007, respectively and $6,366 and $3,715 for the nine months ended March 31, 2008 and March 31, 2007, respectively. The income incentive fees were $3,230 and $1,754 for the three months ended March 31, 2008 and March 31, 2007, respectively and $7,861 and $3,695 for the nine months ended March 31, 2008 and March 31, 2007, respectively. The increases are directly related to the growth of our investment portfolio as compared with the previous period. Our investment advisory fees compensate Prospect Capital Management for its work in identifying, evaluating, negotiating, closing and monitoring our investments. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

During the three months ended March 31, 2008 and March 31, 2007, the Company incurred $1,863 and $353, respectively of expenses related to its credit facilities. During the nine months ended March 31, 2008 and March 31, 2007, the Company incurred $4,719 and $1,385, respectively of expenses related to its credit facilities. The table below describes the components of the credit facility costs.

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
Item	2008	2007	2008	2007

Interest expense	$1,584	$—	$3,781	$357
Amortization of deferred financing costs	180	290	547	836
Commitment fees	85	63	348	192
Administrative Agent fees	14	—	43	—

Total	$1,863	$353	$4,719	$1,385

The increase in interest expense for the three-month and nine-month periods ended March 31, 2008 relative to the comparable periods a year earlier is due to an increase in our weighted-average borrowings. Weighted-average borrowings for the three months and nine months ended March 31, 2008 were $112,023 and $80,301, respectively. Weighted-average borrowings for the three months and nine months ended March 31, 2007 were $0 and $5,709 respectively. The weighted-average interest rates on all of the borrowings were 4.80% and 8.37% over the nine-month periods ended, March 31, 2008 and 2007, respectively.

During the three months ended March 31, 2008 and March 31, 2007, the Company incurred legal expenses of $449 and $593, respectively. During the nine months ended March 31, 2008 and March 31, 2007, the Company incurred legal expenses of $2,224 and $970, respectively. A substantial amount of the legal expenses incurred in fiscal year 2008 (approximately $1,761) relate to one arbitration matter. The Company has prevailed in the aforesaid arbitration and believes that it is entitled to reimbursement of such expenses. The Company considers such expenses largely non-recurring items that it does not expect to occur to such a degree in subsequent quarters.

Net Investment Income, Net Realized Gains, Net Unrealized Appreciation and Net Increase in Net Assets Resulting from Operations

Our net investment income was $12,919 and $7,015 for the three months ended March 31, 2008 and March 31, 2007, respectively and $31,444 and $14,782 for the nine months ended March 31, 2008 and March 31, 2007, respectively. Net investment income represents the difference between investment income and operating expenses and is directly impacted by the items described above. Net realized gains (losses) were $208 and ($1) for the three months ended March 31, 2008 and March 31, 2007, respectively and ($18,413) and $1,949 for the nine months ended March 31, 2008 and March 31, 2007, respectively. The net increase (decrease) in net assets due to changes in unrealized appreciation/depreciation was ($14,386) and ($2,038) for the three months ended March 31, 2008, and March 31, 2007, respectively and ($9,426) and ($4,851) for the nine months ended March 31, 2008 and March 31, 2007, respectively. The increase (decrease) in net assets resulting from operations represents the sum of the returns generated from net investment income, realized gains (losses) and the changes in net assets as a result of changes in unrealized appreciation/depreciation.

Financial Condition, Liquidity and Capital Resources

Our cash flows provided by (used in) operating activities totaled ($150,705) and ($158,247) for the nine months ended March 31, 2008 and March 31, 2007, respectively. For the nine months ended March 31, 2008 dividends declared totaled $27,667 of which $15,956 has been paid and $2,753 were reinvested; March 31, 2008, $8,958 were still to be paid out.

Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. In the future, we may continue to fund a portion of our investments through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to expand our portfolio. On September 6, 2007, our Shelf Registration Statement on Form N-2 was declared effective by the SEC. Under the Registration Statement, we may issue up to approximately $350,000 in the aggregate of our common and preferred stock and debt securities over the next two-and-a-half years.

Borrowings

The Company had $90,667 and $0 in borrowings at March 31, 2008 and June 30, 2007, respectively. The following table shows the facility amounts and outstanding borrowings at March 31, 2008 and June 30, 2007:

	March 31, 2008		June 30, 2007
	Facility	Amount	Facility	Amount
	Amount	Outstanding	Amount	Outstanding

Senior Secured Revolving Credit Facility	$200,000	$90,667	$200,000	$—

Off-Balance Sheet Arrangements

At March 31, 2008, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from (1) the investment advisory and management agreement and the administration agreement and (2) the portfolio companies.

Overview as of June 30, 2007

The aggregate value of our portfolio investments was $328,222 and $133,969 as of June 30, 2007 and June 30, 2006, respectively. During the fiscal year 2007, our net cost of investments increased by $202,604, or 164%, as we invested in 10 new investments, while two of our investments repaid their loans during the year.

For the fiscal year ended June 30, 2007, our net assets increased by $191,778 (or 177%). The change in net assets is as a result of an increase of $202,592 of proceeds from the issuance of new shares of our stock and $16,728 from net operations, offset by $27,542 in dividend distributions to our stockholders. Out of the $16,728 from net operations, our investment income accounted for $23,131 and realized gain on investments of $1,949 reduced by $8,352 in unrealized depreciation of investments. The decrease in unrealized value was mainly associated with write-downs in our investments in AOG, ESA, Genesis, Unity, Whymore and WECO. However, there were significant write-ups in our investments in GSHI and NRG.

We seek to be a long-term investor in our portfolio companies. As of June 30, 2007, we continue to pursue our investment strategy and 109.4% of our net assets are invested in long-term investments.

Estimates

In determining the fair value of our portfolio investments at June 30, 2007, the Audit Committee met on August 22, 2007, and considered valuations from the independent valuation firm and from management having an aggregate range of $310,250 to $330,876.

Our portfolio had an annualized current yield of 17.1% and 17% across all our long-term debt and certain equity investments as of June 30, 2007 and June 30, 2006, respectively. This yield includes interest from all of our long-term investments as well as dividends from GSHI. We expect the current yield to decline over time as we increase the size of the portfolio. Monetization of other equity positions that we hold is not included in this yield calculation. In each of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Many of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections. Set forth below are several views of our investment portfolio, classified by type of investment, geographic diversification and energy sector diversification at June 30, 2007 and June 30, 2006, respectively:

	6/30/07		6/30/06
	Fair Value	% of	Fair Value	% of
Type of Investment	(000s)	Portfolio	(000s)	Portfolio

Cash and Cash Equivalents	$41,760	11.3%	$1,608	1.2%
Senior Secured Debt	202,243	54.7%	92,153	68.0%
Subordinated Secured Debt	78,905	21.3%	21,154	15.6%
Common Stock	43,517	11.8%	17,610	13.0%
Preferred Stock	106	0.0%	1,507	1.1%
Warrants	3,451	0.9%	1,545	1.1%

Total Portfolio	$369,982	100.0%	$135,577	100.0%

	6/30/07		6/30/06
	Fair Value	% of	Fair Value	% of
Geographic Exposure	(000s)	Portfolio	(000s)	Portfolio

Midwest U.S.	$36,942	10.0%	$28,030	20.7%
Northeast U.S.	44,558	12.0%	16,485	12.1%
Southeast U.S.	70,545	19.1%	19,849	14.6%
Southwest U.S.	157,097	42.5%	47,419	35.0%
Canada	19,080	5.1%	22,186	16.4%
Cash and Cash Equivalents	41,760	11.3%	1,608	1.2%

Total Portfolio	$369,982	100.0%	$135,577	100.0%

	6/30/07		6/30/06
	Fair Value	% of	Fair Value	% of
Energy Sector	(000s)	Portfolio	(000s)	Portfolio

Biofuels/Ethanol	$8,000	2.1%	$8,000	5.9%
Biomass Power	25,047	6.8%	16,485	12.2%
Construction Services	15,305	4.1%	19,242	14.2%
Contracting	5,000	1.3%	—	—%
Financial Services	25,000	6.8%	—	—%
Gas Gathering and Processing	44,500	12.0%	33,100	24.4%
Manufacturing	41,376	11.2%	—	—%
Metal Services	5,829	1.6%	—	—%
Mining and Coal Production	18,499	5.0%	15,876	11.7%
Natural Gas Marketing	—	—%	5,422	4.0%
Oil and Gas Production	110,243	29.8%	20,661	15.2%
Production Services	22,870	6.2%	15,183	11.2%
Shipping	6,553	1.8%	—	—%
Cash and Cash Equivalents	41,760	11.3%	1,608	1.2%

Total Portfolio	$369,982	100.0%	$135,577	100.0%

RESULTS OF OPERATIONS

Comparison of the Fiscal Year Ended June 30, 2007 to the Fiscal Year Ended June 30, 2006

Investment Activity

We completed our 13th quarter on June 30, 2007, which was our 12th full quarter since completion of our initial public offering on July 27, 2004, with approximately 109.4% of our net assets or about $328,222 invested in 24 long-term portfolio investments (including a net profits interest remaining in Charlevoix) and 13.9% of our net assets invested in money market funds. The remaining (23.3%) of our net assets represents liabilities in excess of other assets.

Long-Term Portfolio Investments

During the quarter ended June 30, 2007, we completed five new investments and follow on investments in existing portfolio companies, totaling approximately $130,409. Additionally, on June 6, 2007, Charlevoix completely repaid its loan plus a prepayment penalty of $352 for the loan. The Company will maintain a net profits interest in Charlevoix. Including the prepayment premium, the Company realized a 21% internal rate of return on this investment, representing 1.2 times cash on cash.

On April 11, 2007, we provided $12,200 acquisition and growth financing to ESA, a construction, engineering and environmental services firm located in Charlotte, North Carolina. The investment was in the form of senior secured notes and warrants. There were additional fundings in May of 2007.

On June 4, 2007, we provided $10,750 growth financing to Ken-Tex, an independent energy company engaged in the development and production of crude oil and natural gas hydrocarbons in East Texas. The investment was in the form of senior secured notes, as well as net profits interests and overriding royalty interests.

On June 26, 2007, we closed on a transaction that provided $19,511 for the acquisition of R-V, a diversified engineering and manufacturing company located in Honey Brook, Pennsylvania. The investment was in the form of senior secured notes, common shares and warrants. The investment was funded on June 28, 2007.

On June 29, 2007, we closed on a transaction that provided $45,000 growth financing to H&M Oil & Gas, LLC, an oil and gas production and development company located in Dallas, Texas. The investment was in the form of senior secured notes, as well as a net profits interest. The investment was funded on July 3, 2007.

On June 29, 2007, we closed on a transaction that provided $25,000 debt financing to Regional Management Corp, a consumer finance installment loan company located in Greenville, South Carolina. The investment was in the form of subordinated secured notes. The investment was funded on July 12, 2007.

The following is a quarter-by-quarter summary of our investment activity since inception.

Quarter-End	Acquisitions(1)	Dispositions(2)

June 30, 2007	$130,345	$9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

(1)	Includes new deals, additional fundings, refinancings and payment-in-kind, or PIK, interest.

(2)	Includes scheduled principal payments, prepayments and refinancings.

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person.

As of June 30, 2007, we held a controlling interest in AOG, GSHI, Genesis, NRG, R-V, Whymore and WECO. As of June 30, 2007, we held an affiliated interest in Appalachian Energy Holdings LLC and Iron Horse.

	6/30/07		6/30/06
	Fair Value	% of	Fair Value	% of
Level of Control	(000s)	Portfolio	(000s)	Portfolio

Control	$139,292	37.6%	$49,585	36.6%
Affiliate	14,625	4.0%	25,329	18.7%
Non-Control/Non-Affiliate	174,305	47.1%	59,055	43.5%
Cash and Cash Equivalents	41,760	11.3%	1,608	1.2%

Total Portfolio	$369,982	100.0%	$135,577	100.0%

With respect to Unity, as of June 30, 2007, discussions were underway between the Company, the second lien holder, the senior lender Texas Capital Banc Shares, Inc., or Texas Capital, whose exposure has been reduced to $1,350, and Unity regarding liquidating the last remaining saleable property in the collateral package which consists of land, coal inventory, and the refuse area. According to Unity, the sale could yield up to $195. We believe that Unity principals would then have to pay off the remaining debt to Texas Capital, making us the senior most secured lender.

As of June 30, 2007, loans we have made to ESA and AOG are under enhanced scrutiny by our senior management team due to existing or potential payment and/or covenant defaults under the contracts governing these investments. ESA recently defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code. We have a senior-secured, first-lien debt position with collateral in the form of receivables, real estate, other assets, personal guaranties and the stock of ESA’s subsidiary company, The Healing Staff. Our loan to ESA represents approximately 3.7% of our current asset base. At its August 22, 2007 meeting, our Board of Directors reduced the fair value of our investment in ESA as of June 30, 2007 from $13,800 to $5,000, negatively impacting our NAV per share by $0.44.

AOG provides construction services to the gas industry, primarily in Alberta, which has experienced a significant slowdown in gas related construction activity. At March 31, 2007, our investment in AOG was carried at approximately $17,100. We have a senior secured, first-lien debt position with collateral consisting of substantially all of AOG’s assets. AOG has experienced a business slowdown and liquidity problems, and Prospect Capital Management believes AOG could continue to experience payment and covenant defaults. In addition, we may be required to provide additional capital to AOG to permit it to continue to operate until its liquidity improves and its business prospects are realized. Our investment in AOG represents approximately 4.6% of our current asset base. At its August 22, 2007 meeting referenced above, our Board of Directors reduced the fair value of our investment in AOG as of June 30, 2007 from $17,100 to $9,900, negatively impacting our NAV per share by $0.36.

Investment Income

Investment income, which consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including net profits interest, overriding royalties interest and structuring fees, was $40,681, $16,869 and $8,093 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively.

Operating Expenses

Operating expenses were $17,550, $8,311 and $5,682 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. These expenses consisted of investment advisory and administrative services fees, credit facility costs, professional fees, insurance expenses, directors’ fees and other general and administrative expenses. The base investment advisory fees were $5,445, $2,082 and $1,808 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. $5,781, $1,786 and $0 income incentive fees were earned for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

During the years ended June 30, 2007, June 30, 2006 and June 30, 2005, the Company incurred $1,903, $642 and $0, respectively of expenses related to its credit facilities. The table below describes the components of the credit facility costs.

	Year	Year	Year
	Ended	Ended	Ended
	June 30,	June 30,	June 30,
Item	2007	2006	2005

Interest expense	$357	$422	$—
Amortization of deferred financing costs	1,264	220	—
Commitment fees	282	—	—

Total	$1,903	$642	$—

Net Investment Income, Net Realized Gains, Net Unrealized Appreciation and Net Increase in Net Assets Resulting from Operations

Our net investment income was $23,131, $8,558 and $2,411 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. Net investment income represents the difference between investment income and operating expenses and is directly impacted by the items described above. Net realized gains (losses) were $1,949, $303 and ($2) for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. Net unrealized appreciation (depreciation) was ($8,352), $4,035 and $6,342 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. Net increase in net assets resulting from operations represents the sum of the returns generated from net investment income, realized gains (losses) and the change in unrealized appreciation (depreciation).

Financial Condition, Liquidity and Capital Resources

Our cash flows used in operating activities totaled ($143,890), ($29,919) and ($84,729) for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. Financing activities provided cash flows of $143,890, $20,332 and $94,315 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. Dividends paid and declared were $21,634, $7,663 and $2,646 for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively.

Borrowings

The Company had $0 and $28,500 in borrowings at June 30, 2007 and June 30, 2006, respectively. The following table shows the facility amounts and outstanding borrowings at June 30, 2007 and June 30, 2006:

	June 30, 2007		June 30, 2006
	Facility	Amount	Facility	Amount
	Amount	Outstanding	Amount	Outstanding

Senior Secured Revolving Credit Facility	$200,000	$—	$30,000	$28,500

Off-Balance Sheet Arrangements

At June 30, 2007, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than the investment advisory and management agreement and the administration agreement.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2007.

Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2007 based upon criteria in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, or COSO. Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2007 based on the criteria on Internal Control — Integrated Framework issued by COSO. There were no material changes to the Company’s internal controls over financial reporting during the year ended June 30, 2007.

BDO Seidman, LLP, the independent registered public accounting firm that audited our consolidated financial statements included in this report, has also audited the effectiveness of our internal control over financial reporting as stated in their report included herein.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus for investment in portfolio companies in accordance with our investment objective and strategies, repayment of then outstanding indebtedness, acquisitions or general corporate purposes. A supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; therefore we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

•	an economic downturn could disproportionately impact the energy industry, in which many of our investments are presently based, causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector,

•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

•	if our contractual arrangements and relationships with third parties, including our investment adviser and administrator are terminated,

•	certain of our competitors have greater financial resources than us reducing the number of suitable investment opportunities offered to us or reducing the yield necessary to consummate the investment,

•	interest rate volatility could adversely affect our results and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

We have paid and intend to continue to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of

•	98% of our ordinary income for the calendar year,

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.” To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. From our initial public offering through March 31, 2008, we have distributed over 100% of our taxable income to our stockholders. For the fiscal year ended June 30, 2007, we declared total dividends of approximately $27.5 million.

Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The following table lists the quarterly distributions per share since shares of our common stock began being regularly quoted on The NASDAQ Global Select Market:

Date Declared	Record Date	Payment Date	Per Share	Amount

11/11/2004	12/10/2004	12/30/2004	$0.100	$705,510
2/9/2005	3/11/2005	3/30/2005	$0.125	$881,888
4/21/2005	6/10/2005	6/30/2005	$0.150	$1,058,265
9/15/2005	9/22/2005	9/29/2005	$0.200	$1,411,020
12/12/2005	12/22/2005	12/29/2005	$0.280	$1,975,428
3/15/2006	3/23/2006	3/30/2006	$0.300	$2,116,530
6/14/2006	6/23/2006	6/30/2006	$0.340	$2,401,060
7/31/2006	9/22/2006	9/29/2006	$0.380	$4,858,879
12/15/2006	12/29/2006	1/5/2007	$0.385	$7,263,926
3/14/2007	3/23/2007	3/30/2007	$0.3875	$7,666,837
6/14/2007	6/22/2007	6/29/2007	$0.390	$7,752,900
9/6/2007	9/19/2007	9/28/2007	$0.3925	$7,830,008
12/18/2007	12/28/2007	1/7/2008	$0.395	$9,369,850
3/6/2008	3/31/2008	4/16/2008	$0.400	$10,468,455

Total Declared				$65,760,556(1)

(1)	On June 19, 2008, we declared a dividend of $0.40125 for shareholders of record as of June 30, 2008. We expect to pay this dividend on or about July 16, 2008. We have not yet determined the total amount we will pay to our shareholders under this dividend.

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our net asset value per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained.

					Premium		Premium
					(Discount)		(Discount)
	Stock Price				of High		of Low		Dividend
	NAV(1)		High(2)	Low(2)	to NAV		to NAV		Declared

Twelve Months Ending June 30, 2005
First quarter	$13.67		$15.45	$14.42	13.0%		5.5%		—
Second quarter	13.74		15.15	11.63	10.3%		(15.4)%		$0.100
Third quarter	13.74		13.72	10.61	(0.1)%		(22.8)%		0.125
Fourth quarter	14.59		13.47	12.27	(7.7)%		(15.9)%		0.150
Twelve Months Ending June 30, 2006
First quarter	$14.60		$13.60	$11.06	(6.8)%		(24.2)%		$0.200
Second quarter	14.69		15.46	13.02	5.2%		(12.6)%		0.280
Third quarter	14.81		16.64	15.00	12.4%		1.3%		0.300
Fourth quarter	15.31		17.05	15.83	11.5%		3.4%		0.340
Twelve Months Ending June 30, 2007
First quarter	$14.86		$16.77	$15.30	12.9%		2.3%		$0.380
Second quarter	15.24		18.79	15.60	24.5%		(0.9)%		0.385
Third quarter	15.18		17.68	16.40	16.5%		8.0%		0.3875
Fourth quarter	15.04		18.68	16.91	24.2%		12.4%		0.390
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.15	24.7%		(16.1)%		$0.3925
Second quarter	14.58		17.17	11.22	18.3%		(23.3)%		0.395
Third quarter	14.15	(2)	16.00	13.55	13.1	%(2)	(4.2	)%(2)	0.400
Fourth quarter	—	(3)	16.12	13.18	—	(3)	—	(3)	—

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)	NAV has not yet been finally determined for any day after March 31, 2008.

On June 30, 2008, the last reported sales price of our common stock was $13.18 per share. As of June 30, 2008, we had approximately 51 stockholders of record.

BUSINESS

General

Prospect Capital Corporation is a financial services company that lends and invests in middle market privately-held or thinly traded public companies. The Company, a Maryland corporation, was organized on April 13, 2004 under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” on June 23, 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. While we expect to be less focused on the energy industry in the future, we will continue to have significant holdings in the energy and energy related industries. We are a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

Industry Sectors

We invest in a range of industries, and many of our investments have historically been in the energy industry, although we may increase our investment in non-energy sectors if we deem it to be in our best interest. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

•	Upstream businesses find, develop and extract energy resources, including natural gas, crude oil and coal, which are typically from geological reservoirs found underground or offshore and agriculture products.

•	Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

•	Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Our Investment Objective and Policies

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private and microcap public companies, and many of our investments are in energy companies. We are a non-diversified company within the meaning of the 1940 Act.

We concentrate on making investments in companies having annual revenues of less than $500 million and participate in transaction sizes of less than $250 million in enterprise value, which we refer to as “target” or “middle market” companies. In most cases, these middle market companies are privately held or have thinly traded public securities at the time we invest in them.

We seek to maximize returns to our investors by applying rigorous credit analysis and asset-based lending techniques to make and monitor our investments. With respect to our investments in energy companies, we do not invest directly in any energy company exclusively involved in (1) speculative oil and gas exploration, (2) speculative risks or (3) speculative trading in oil, gas and/or other commodities. Some of the energy companies that we do invest in are involved in some exploration or development activity. While the structure of our investments varies, we invest primarily in secured and unsecured senior and subordinated loans, generally referred to as mezzanine loans, which often include equity interests such as warrants or options received in connection with these loans, and dividend-paying equity securities, such as common and preferred stock and convertible securities, of target companies. Our investments primarily range between approximately $5 million and $50 million each, although this investment size may vary proportionately as the size of our capital base changes.

While our primary focus is on seeking current income through investment in the debt and/or dividend-paying equity securities of privately held or thinly traded public companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of middle-market companies located outside of the United States.

Our investments include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by Prospect Capital Management to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We plan to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company or if we determine a sale of one or more of our investments to be in our best interest.

We have qualified and elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Related To Our Investments.”

The Investment Adviser

Prospect Capital Management manages our investments as our investment adviser. Prospect Capital Management is a Delaware limited liability corporation that is registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend substantially all of their time in their roles at Prospect Capital Management working on the Company’s behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street, 44th Floor, New York, NY 10016. We depend on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. We also depend, to a significant extent, on Prospect Capital Management’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The current investment professionals of Prospect Capital Management have more than 100 years of combined investment experience. Prospect Capital Management’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect Capital Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management. See “Management — Management Services — Board approval of the Investment Advisory Agreement.”

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as “good income” for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

Staffing

Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. William E. Vastardis, our chief financial officer, treasurer and chief compliance officer, comprise our senior management. Over time, we expect to add additional officers and employees. Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Mr. Vastardis is the president of Vastardis Capital Services, sub-administrator to the Company. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Executive Officer, Chief Financial Officer (and treasurer), Chief Operating Officer (and president) and chief compliance officer and their respective staffs. See “Management — Management Services — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

On December 6, 2004, Dallas Gas Partners, L.P., or DGP, served the Company with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that the Company breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with the Company’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. The Company believes that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant the Company’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting the Company’s Motion for Summary Judgment dismissing all claims by DGP, against the Company. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to the Company on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted the Company’s motion to dismiss all DGP’s claims asserted against certain officers and affiliates of the Company. The Company’s damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, the Company declined to extend a loan for $10 million to a potential borrower, or plaintiff. Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against the Company and certain affiliates, or collectively the defendants, in the same local Texas court, alleging, among other things, tortious interference with contract and fraud. The Company petitioned the United States District Court for the Southern District of New York, or the District Court to compel arbitration and to enjoin the Texas action. In February 2007, the Company’s motions were granted. Plaintiff appealed that decision. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in favor of the Company, rejecting all of plaintiff’s claims. On April 18, 2008, the Company filed a petition before the District Court to confirm the award, which is now pending.

We are involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such of these matters as may arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

We are not aware of any other material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Number of
	Position(s)	Term of		Portfolios in	Other
	Held	Office(1) and		Fund Complex	Directorships
	with the	Length of Time	Principal Occupation(s)	Overseen by	Held by
Name and Age	Company	Served	During Past 5 Years	Director	Director(2)

F. Lee Liebolt, Jr., 1941	Director	Class I Director since September 2006; Term Expires 2008	Mr. Liebolt is a lawyer in private practice. From September 2005 to August 2006, he was senior counsel at Harkins Cunningham LLP. Prior thereto, Mr. Liebolt practiced at Sidley Austin LLP and certain predecessor firms as a partner (1976 to 2002) and as senior counsel (January 2003 to August 2005).	One	None
William J. Gremp, 1942	Director	Class II Director since June 2006; Term expires 2009	Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. since 1999.	One	None
Walter V. E. Parker, 1947	Director	Class I Director since June 2004; Term Expires 2008	Upon completion in 2007 of his responsibilities as Executive Director of the Greenwich Land Trust, Inc., a not for profit land preservation organization, Mr. Parker resumed his management and financial advisory consulting practice. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm.	One	None

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Liebolt are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Gremp are Class II directors with terms that will expire in 2009 and Mr. Barry is a Class III director with a term that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Number of
		Term of		Portfolios in	Other
	Position(s)	Office(1)		Fund Complex	Directorships
	Held with the	and Length of	Principal Occupation(s)	Overseen by	Held by
Name and Age	Company	Time Served	During Past 5 Years	Director	Director(2)

John F. Barry III(3) 1952	Director, Chairman of the Board of Directors and Chief Executive Officer	Class III Director since June 2004; Term expires 2010	Chairman and Chief Executive Officer of the Company; Managing Director and Chairman of the Investment Committee of Prospect Capital Management and Prospect Administration since June 2004; Officer of Prospect since 1990.	One	None
M. Grier Eliasek(3) 1973	Director, President and Chief Operating Officer	Class II Director since June 2004; Term expires 2009	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration; Senior Investment Professional of Prospect since 1999.	One	None

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Liebolt are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Gremp are Class II directors with terms that will expire in 2009 and Mr. Barry is a Class III director with a term that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

Information about Executive Officers who are not Directors

	Position(s) Held with	Term of Office and	Principal Occupation(s)
Name and Age	the Company	Length of Time Served	During Past Five Years

William E. Vastardis, 1955	Chief Compliance Officer, Chief Financial Officer and Treasurer	January 2005 to present as Chief Compliance Officer and April 2005 to present as Chief Financial Officer	Mr. Vastardis is a founder and President of Vastardis Fund Services, or Vastardis, (formerly, “EOS Fund Services LLC”) and of Vastardis Compliance Services LLC, or Vastardis Compliance (formerly, EOS Compliance Services LLC). Mr. Vastardis founded Vastardis in 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of Managing Director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

Independent Directors

William J. Gremp.  Mr. Gremp’s career as an investment banker, with over 30 years of corporate finance experience in originating and executing transactions and advisory assignments for energy and utility related clients, has spanned years of significant change in the energy industry. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., where he was responsible for the origination, delivery and successful implementation of all corporate finance and investment banking products and services to the utility and energy industries. He advised clients on corporate strategy, project financing, mergers and acquisitions and equity and lease finance. From 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. From 1965 to 1970, Mr. Gremp served in roles at the United States Army, the Mobil Oil Corporation and a New York management consulting firm. Mr. Gremp received his MBA from New York University and his Bachelor of Science degree from the University of Minnesota.

F. Lee Liebolt, Jr.  Mr. Liebolt is a lawyer in private practice. From September 2005 to August 2006, he was senior counsel at Harkins Cunningham LLP. Prior thereto, Mr. Liebolt practiced at Sidley Austin Brown & Wood LLP and certain predecessor firms as a partner (1976 to 2002) and as senior counsel (January 2003 to August 2005). Mr. Liebolt received his law degree from the University of North Carolina at Chapel Hill and his Bachelor of Arts degree from the University of Pennsylvania.

Walter V. E. Parker.  Mr. Parker has 35 years of experience in the energy and finance industries. Mr. Parker currently serves as executive director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm. While at Sippican, he advised clients on business development, and financial matters. From 2000 to 2001, Mr. Parker served as interim chief operating officer of Avienda Technologies, Inc. From 1997 to 1999, Mr. Parker served as managing director of Claymore Partners, Inc., a long-standing financial advisory firm addressing the needs of troubled businesses. From 1993 to 1997, Mr. Parker served as a subsidiary board member and the credit officer at Parrish Leasing and Finance Corporation, a joint venture with the Travelers Group focused on large-scale project-based and asset-based transactions. From 1991 to 1993, Mr. Parker served as vice president and senior credit officer of the Corporate Finance Division for Xerox Credit, Inc., which provided project finance, equipment leasing, high-yield corporate debt, secured loans, and real estate financing to a diverse group of US and international companies, including energy companies. Mr. Parker received Xerox’s President’s Award for timely achievement of liquidity and value enhancement goals. From 1989 to 1991, Mr. Parker was a vice president for the Project and Lease Finance Group of Kidder Peabody & Co., where he focused on energy transactions. From 1971 to 1989, Mr. Parker served in several roles, including as a senior credit officer, at Manufacturers Hanover Trust Company and the United States Trust Company of New York. Mr. Parker is a graduate of the Xerox Advanced Management School and the American Management Association’s Time Based Accounting series. Mr. Parker received his MBA from Columbia University, where he received honors ratings for course work in banking and finance, and his Bachelor of Arts degree from Colgate University.

Interested Directors

John F. Barry III.  Mr. Barry is chairman and chief executive officer of the Company and is a control person of Prospect Capital Management and a managing director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

M. Grier Eliasek.  Mr. Eliasek is president and chief operating officer of the Company and a managing director of Prospect Capital Management and Prospect Administration. At the Company, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Executive Officer

William E. Vastardis.  Mr. Vastardis is chief compliance officer, chief financial officer and treasurer of the Company. Mr. Vastardis is a founder and president of Vastardis and of Vastardis Compliance. Vastardis serves as the Company’s sub-administrator. Mr. Vastardis founded Vastardis in August 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of managing director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

For information on the investment professionals of Prospect Capital Management, see “Business — The Investment Adviser — Staffing.”

Committees Of The Board Of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2007, our Board of Directors held 16 board meetings, ten Audit Committee meetings, and three Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or the independent accountants, to audit our accounts and records; reviewing and discussing with management and the independent accountants our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the independent accountants our quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Gremp, Liebolt, and Parker, each of whom is not an “interested persons” as defined in the 1940 Act and is considered independent under the Financial Industry Regulatory Authority’s Marketplace Rules, or the FINRA Marketplace Rules. Our Board of Directors has determined that Mr. Parker is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

The function of the Audit Committee is oversight. Our Management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants (subject, if applicable, to stockholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee is entitled to rely on (a) the integrity of those persons within and outside the Company and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which is required to be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our investment adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

The Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, or the Nominating and Governance Committee. is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to us; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Gremp, Liebolt and Parker, all of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to William E. Vastardis, Chief Compliance Officer, Chief Financial Officer and Treasurer, Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Marketplace Rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Governance Committee also may consider such other factors as it may deem are in our best interests and in the best interests of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

Corporate Governance Guidelines.  Upon the recommendation of the Nominating and Governance Committee, our Board of Directors has adopted Corporate Governance Guidelines. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct.  We have adopted a code of conduct which applies to, among others, our senior officers, including its Chief Executive Officer and its Chief Financial Officer, as well as every one of our employees. Our code of conduct is attached as an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

Code of Ethics.  We and Prospect Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy.  Our Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chairman (together with the Chief Compliance Officer, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

The Chief Compliance Officer may be contacted at William E. Vastardis, Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, NY 10016.

The Audit Committee Chairman may be contacted at Walter V.E. Parker, Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, NY 10016.

Proxy Voting Policies And Procedures

We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation — Proxy Voting Policies and Procedures.”

Compensation of Directors and Officers

The following table shows information regarding the compensation received by the independent directors and officers for the fiscal year ended June 30, 2007. No compensation is paid to directors who are “interested persons,” as that term is defined in the 1940 Act.

			Pension or
			Retirement
			Benefits Accrued
			as Part	Total Compensation from
	Aggregate Compensation		of Company	Company and Fund Complex
Name	from the Company		Expenses(1)	Paid to Director

Independent Directors
Michael E. Basham(4)	$20,417		None	$20,417
Robert A. Davidson(4)	$21,875		None	$21,875
William J. Gremp(5)	$64,385		None	$64,385
F. Lee Liebolt, Jr.(6)	$48,611		None	$48,611
Walter V. Parker	$75,000		None	$75,000
Interested Directors
John F. Barry III	None		None	None
M. Grier Eliasek	None		None	None
Executive Officers
William E. Vastardis(2)	—	(3)	None	—	(3)

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Mr. Vastardis has served as Chief Compliance Officer since January 4, 2005, as Chief Financial Officer and Treasurer since April 30, 2005 and as Secretary from April 30, 2005 until June 6, 2008.

(3)	The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of the Company is paid by Vastardis Fund Services LLC. Vastardis Fund Services was in turn paid by the Company at a monthly minimum rate of $33,333.33 or annual fees on gross assets of 0.20% on the first $250 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.075% on the next $250 million and 0.05% over one billion. The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company is paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC is in turn paid by the Company at a monthly rate of $6,250. In addition, the Company pays Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determines the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ending June 30, 2007, the Company paid Vastardis Compliance Services LLC approximately $75,000 for services rendered by Mr. Vastardis as Chief Compliance Officer from July 1, 2006 through June 30, 2007. For the fiscal year ending June 30, 2007, the Company paid Vastardis Fund Services LLC approximately $491,925 for services rendered by Mr. Vastardis as Chief Financial Officer, Treasurer and Secretary from July 1, 2006 through June 30, 2007.

(4)	On September 15, 2006, Messrs. Basham and Davidson resigned from Prospect’s board of directors.

(5)	On July 20, 2006, Mr. Gremp joined Prospect’s board of directors.

(6)	On September 21, 2006, Mr. Liebolt joined Prospect’s board of directors.

As of June 30, 2007, the independent directors receive an annual fee of $70,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also receives an additional annual fee of $5,000. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers.

Management Services

Investment Advisory Agreement

The Company has entered into an investment advisory and management agreement with Prospect Capital Management under which Prospect Capital Management, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, Prospect Capital Management: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services Prospect Capital Management receives a fee from us, consisting of two components-a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of our initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters (the closing of our initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated. The total base management fees earned by and paid to Prospect Capital Management during the three months ended March 31, 2008 and March 31, 2007 were $2.338 million and $1.531 million, respectively, and during the nine months ended March 31, 2008 and March 31, 2007 were $6.366 million and $3.715 million, respectively.

Our investment advisory fees were $5.618 million, $14.227 million and $11.226 million for the three months ended March 31, 2008, for the nine months ended March 31, 2008 and for the twelve months ended June 30, 2007, respectively. The income incentive fees were $3.230 million and $1.754 million, for the three months ended March 31, 2008 and March 31, 2007, respectively. The income incentive fees were $7.861 million and $3.695 million for the nine months ended March 31, 2008 and March 31, 2007, respectively.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized).

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. The Company pays Prospect Capital Management an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate); and (3) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with a 7% annualized hurdle rate). These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of the Company’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to Prospect Capital Management, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

We paid $3.230 million and $1.754 million in income incentive fees for the three months ended March 31, 2008 and March 31, 2007, respectively, and $7.861 million and $3.695 million in income incentive fees were earned for the nine months ended March 31, 2008 and March 31, 2007, respectively. No capital gains incentive fees were earned for the three or nine months ended March 31, 2008 and March 31, 2007.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments. Prospect Capital Management has voluntarily agreed to cause 30% of any incentive fee that it is paid to be invested in shares of our common stock through an independent trustee. Any sales of such stock will comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in this voluntary agreement will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to Prospect Capital Management.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875%)

= (100% × (2% − 1.75%)) + 0%

= 100% × 0.25% + 0%

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50% Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2.30%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to Prospect Capital Management.

Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875%)

= (100% × (2.1875% − 1.75%)) + the greater of 0% AND (20% × (2.30% − 2.1875%))

= (100% × 0.4375%) + (20% × 0.1125%)

= 0.4375% + 0.0225% = 0.46%

(1)	Represents 7% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value, or FMV, of investment determined to be $22 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by the realized gain of $1 million based on the sale at $21 million plus that portion, if any, of the $3 million unrealized loss in year 3 that was used to reduce the incentive fee paid in year 3.

Alternative 2

Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•	Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the incentive fee that would otherwise have been payable to Prospect Capital Management in prior years

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A called Investment A, and $20 million investment made in company B called Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A called Investment A, and $20 million investment made in company B called Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the incentive fees that would otherwise have been payable to Prospect Capital Management in prior years.

Payment of our expenses

All investment professionals of Prospect Capital Management and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Prospect Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by Prospect Capital Management or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs under the sub-administration agreement, as further described below.

Duration and termination

The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was re-approved by the Board of Directors on June 6, 2008 for an additional one year term expiring June 22, 2009. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors — Risks Relating To Our Business And Structure — We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement

The Company has also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of Prospect Capital Management.

Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis to serve as the Company’s sub-administrator to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $250,000 annually, payable monthly. Under the sub-administration agreement, Vastardis provides us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of our business and affairs as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as the Chief Financial Officer of the Fund. This service was formerly provided at the rate of $225,000 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee on a sliding scale starting at 0.20% on the first $250 million in gross assets and ending at 0.05% on gross assets over $1 billion with a $400,000 annual minimum, payable monthly. Vastardis does not provide any advice or recommendation relating to the securities and other assets that we should purchase, retain or sell or any other investment advisory services to us. Vastardis is responsible for the financial and other records that either we (or the Administrator on behalf of the Company) are required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC. In addition, Vastardis assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns, and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others.

We reimbursed Prospect Administration $.588 million and $.257 million for the three months ended March 31, 2008 and March 31, 2007, respectively, and $1.108 million and $.362 million for the nine months ended March 31, 2008 and March 31, 2007, respectively, for services it provided to the Company at cost.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital Management for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as the investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or the Company for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of us. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and from us. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or the Company or the security holders of the Company) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of us.

Board approval of the Investment Advisory Agreement

On June 6, 2008, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the one year period ending June 22, 2009. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management;

(b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:

•	Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

•	Investment Performance. The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

•	The reasonableness of the fees paid to Prospect Capital Management. The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•	Economies of Scale. The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

		Length of Service
Name	Position	with Company(Years)

John F. Barry	Chairman and Chief Executive Officer	4
M. Grier Eliasek	President and Chief Operating Officer	4

Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of April 30, 2008.

Aggregate Dollar Range of
Common Stock
Name	Beneficially Owned by Manager

John F. Barry	Over $100,000
M. Grier Eliasek	Over $100,000

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We received $0.245 million and $0.693 million in managerial assistance for the three months and nine month periods ended March 31, 2008 respectively. These fees are paid to the Administrator.

License Agreement

We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with Prospect Capital Management is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Prospect Capital Management. See “Management — Management Services — Investment Advisory Agreement.” Our chairman of the Board is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our directors and executive officers and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, Prospect Capital Management and other members of Prospect intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating To Our Business And Structure — Potential conflicts of interest could impact our investment returns.”

In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, us with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management, is the sole member of and controls Prospect Administration. Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis to serve as the Company’s sub-administrator. Our chief financial officer, treasurer and chief compliance officer is the founder and president of Vastardis.

We have no intention of investing in any portfolio company in which Prospect or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of April 30, 2008, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of April 30, 2008, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

			Percentage of
			Common Stock
Name and Address	Type of Ownership	Shares Owned	Outstanding(1)

Prospect Capital Management LLC(2)	Record and beneficial	327,537	1.25%
All officers and directors as a group (7 persons)(3)	Record and beneficial	694,590	2.64%

(1)	Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters’ overallotment option.

(2)	John F. Barry is a control person of Prospect Capital Management.

(3)	Represents shares of common stock held by Prospect Capital Management. Because John F. Barry controls Prospect Capital Management, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management. The address for all officers and directors is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of April 30, 2008. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Dollar Range of
Equity Securities in
Name of Director or Officer	the Company(2)

Independent Directors
F. Lee Liebolt, Jr.	$1-10,000
William J. Gremp	$10,001-$50,000
Walter V. Parker	$1-10,000
Interested Directors
John F. Barry III(1)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
William E. Vastardis	Over $100,000

(1)	Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

(2)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies at March 31, 2008. Values are as of March 31, 2008.

The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” are portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and/or hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; “companies less than 5% owned” are portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. As of March 31, 2008, we owned 100% of the fully diluted common equity of GSHI, 69% of Genesis, 51% of the fully diluted common equity of WECO and certain of its affiliates, 49% of ICS, 58.8% of Iron Horse, 80% of the fully diluted common equity of NRG, 74.51% of the fully diluted equity of R-V and 49% of the fully diluted common equity of Whymore (as well as 100% of two of Whymore’s affiliates — C&A Construction, Inc. and E&L Construction, Inc.). We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ Boards of Directors.

					Equity
					Securities
	Nature of its	Title and Class			Held, at	Fair Value
	Principal	of Securities			Fair Value	all Loans
Name of Portfolio Company	Business (Location)	Held	Collateral Held	Investment Structure	(In millions)	(In millions)

Companies more than 25% owned
Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Subordinated secured debt and common equity	Second priority lien on substantially all assets, subject to first priority lien of senior lender, Citibank Texas, N.A.	Common shares; Subordinated secured note, 18.00% due 12/22/2009	34.5	20.0
Genesis Coal Corp.	Mining and coal production (Kentucky)	Senior secured debt, warrants and common equity	First priority lien on substantially all assets including equipment, although Prospect’s lien on certain equipment is second to $600,000 loan by First Tennessee Bank	Common shares; warrants, Stock; senior secured note, 16.5% due 12/31/2010	0.0	8.0
Integrated Contract Services, Inc.	Contracting (North Carolina)	Senior and junior secured debt, preferred and common equity	First priority lien on substantially all assets	Common Shares; Series A preferred shares; Senior and junior secured note, 14% due 9/30/2010: Senior demand note, 15.00%	0.0	5.0
Iron Horse Coiled Tubing, Inc.	Production services (Alberta, Canada)	Senior secured debt and common stock	First priority lien on substantially all assets	Common shares; Senior secured note, 15.00% due 4/19/2009	0.0	9.1
NRG Manufacturing, Inc.	Manufacturing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 16.5% due 8/31/2013 Preferred shares, convertible, Series A	8.7	13.1

					Equity
					Securities
	Nature of its	Title and Class			Held, at	Fair Value
	Principal	of Securities			Fair Value	all Loans
Name of Portfolio Company	Business (Location)	Held	Collateral Held	Investment Structure	(In millions)	(In millions)

North Fork Collieries LLC	Mining and coal production (Kentucky)	Senior secured debt and common equity	Second priority lien on substantially all assets	Membership interests, subordinated secured note, 18.00% due 3/31/2009	0.0	5.1
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Senior secured debt, common equity and warrants	First priority lien on substantially all assets	Common shares; Warrants, common shares, expiring 6/30/2017; Senior secured note, 15.00% due 5/30/2009	6.9	5.7
Whymore Coal Company	Mining and coal production (Kentucky)	Senior secured debt and preferred equity	First priority lien on substantially all assets	Senior secured note, 15.74% due 12/31/2010	0.0	6.1
Worcester Energy Partners, Inc.	Biomass power (Maine)	Senior secured debt convertible preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred stock, convertible, Series A; Senior secured note, 12.50% due 12/31/2012	0.0	19.6
Companies 5% to 25% owned
Appalachian Energy Holdings, LLC	Construction services (West Virginia)	Senior secured debt, preferred equity with penny warrants	First priority lien on substantially all assets	Preferred shares; Warrants, preferred shares, expiring 2/14/2016; Warrants, common shares, expiring 2/14/2016; Senior secured note, 14.00%, 3.00% PIK due 1/31/2011	0.5	5.1
Companies less than 5% owned
American Gilsonite Company	Specialty Minerals (Utah)	Senior secured note and common equity	Second priority lien on substantially all assets	Membership interests; subordinated secured note, 12.00% plus 3.00% PIK due 3/14/2013	1.0	14.5
Arctic Acquisition Corp.	Production services (Texas)	Warrants for common and preferred shares	First priority lien on substantially all assets	Warrants, common shares, expiring 7/19/2012; Warrants, preferred shares, expiring 7/19/2012;	2.0	0.0
C&J Cladding LLC	Metal services (Texas)	Senior secured debt and warrants	First priority lien on substantially all assets	Senior secured note, 14.00% due 03/31/2012; warrants, common shares, expiring 3/30/2014	1.8	4.4
Conquest Cherokee LLC	Oil and gas production (Tennessee)	Senior secured debt	First priority lien on substantially all assets	Overriding royalty interest, 5-10%; Senior secured note, 13.00% due 5/5/2009	0.0	10.1
Deb Shops, Inc.	Retail Apparel	Senior secured debt	Second priority lien on substantially all assets	Senior secured note, 13.13% due 1/31/2015;	0.0	14.6

					Equity
					Securities
	Nature of its	Title and Class			Held, at	Fair Value
	Principal	of Securities			Fair Value	all Loans
Name of Portfolio Company	Business (Location)	Held	Collateral Held	Investment Structure	(In millions)	(In millions)

Deep Down, Inc.	Production services (Texas)	Senior secured debt, common equity and warrants	First priority lien on substantially all assets	Warrants, common shares, expiring 8/06/2012; Senior secured note, 12.50% plus 3% PIK due 8/01/2011	0.0	12.0
Diamondback Operating, LP	Oil and gas production (Oklahoma)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 12.00% plus 2% PIK due 8/28/2011	0.0	9.2
H&M Oil & Gas, LLC	Oil and gas production (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured note, 13.00% due 6/30/2010	0.0	45.0
IEC Systems LP/ Advance Rig Services LLC (“ARS”)	Oil and gas production (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes 12.00% plus 3.00% PIK due 11/20/2012	0.0	25.1
Jettco Marine Services LLC	Shipping (Louisiana)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured note, 12.00% plus 4.00% PIK due 12/31/2011	0.0	6.8
Maverick Healthcare, Inc.	Medical Services (Arizona)	Senior secured debt, preferred and common equity	Second priority lien on substantially all assets	Senior secured note, 12.00% plus 1.5% PIK due 10/31/2014	1.25	12.5
Miller Petroleum, Inc.	Oil and gas production (Tennessee)	Warrants	N/A — loan repaid	Warrants, expiring 5/4/2010, through 9/30/2011	0.0	0.0
Qualitest	Pharmaceuticals (Alabama)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 12.50% due 4/30/2015	0.0	12.0
Regional Management Corp.	Financial services (South Carolina)	Subordinated secured debt	Second priority lien on substantially all assets	Subordinated secured note 12.00% plus 2.00% PIK due 6/29/2012	0.0	25.0
Resco Products, Inc.	Manufacturing (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 13.13% due 6/24/2014	0.0	9.6
Shearer’s Foods, Inc.	Manufacturing (Ohio)	Second lien debt	Common equity; Second priority lien on substantially all assets	Membership interests; Second lien debt, 14.00% due 10/31/2013	2.0	18.0
Stryker Energy, LLC	Oil and gas production (Ohio)	Senior secured debt	First priority lien on substantially all assets	Senior revolving credit facility, 12.00% due 11/30/2011	0.0	29.1
Unitek	Technical Services (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 12.75% due 9/27/2013	0.0	11.3
Unity Virginia Holdings LLC	Mining and coal production (Virginia)	Secured subordinated debt	Second priority lien on substantially all assets, subject to first priority lien of senior lender, Plains Capital Bank	Subordinated secured note, 15.00% plus 15.00% PIK, due 1/31/2009	0.0	0.0
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt	First priority on oil and gas reserves	Senior secured note, 13.00% due 7/31/2009	0.0	15.0

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

It is expected that most of the investments in our portfolio will not have readily available market values. Debt and equity securities whose market price is not readily available are valued at fair value, with the assistance of an independent valuation service, using a valuation policy and a consistently applied valuation process which is under the direction of our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm may adjust their preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Determination of fair values involves subjective judgments and estimates. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder’s account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. For additional information about the plan, please contact the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “Straddle,” “Hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

As a business development company, we have qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation As A RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. We currently intend to make sufficient distributions each taxable year such that we will not be subject to federal income or excise taxes on our net income.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the Diversification Tests.

To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held there.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure To Obtain RIC Tax Treatment.” In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election To Be Taxed As A RIC.”

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

To the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether the partnership is a “qualified publicly traded partnership” or not. If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests, as described above. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to long term capital gains (currently a maximum tax rate of 15%) provided that we properly designate such distribution as derived from “qualified dividend income.” In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital losses may be subject to other limitations under the code.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold federal income tax, or backup withholding, currently at a rate of 28% from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation Of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, effective for taxable years beginning before January 1, 2008, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to federal withholding tax and generally will not be subject to federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of federal income tax at a rate of 30% on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% federal withholding tax. In addition, dividends paid or deemed paid to Non-U.S. stockholders that are attributable to gain from “U.S. real property interests,” or USRPIs, which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as “real estate investment trusts,” or REITs, and also may include certain REIT capital gain dividends, will generally be subject to federal income tax and will give rise to an obligation for those Non-U.S. stockholders to file a federal income tax return, and may be subject to withholding tax as well under future regulations.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gains (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The below table sets forth each class of our outstanding securities as of April 30, 2008:

		Amount	Amount
		Held by the	Outstanding
		Company	Exclusive of
	Amount	or for its	Amount
Title of Class(1)	Authorized(2)	Account(3)	Shown Under(3)(4)

Common Stock	100,000,000	0	26,270,379

Common stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of

(a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

Anti-takeover Effect

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Control share acquisitions

The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2008, 2009 and 2010 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictipns on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default, as defined therein;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange;

•	the name and address of the trustee; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

REGULATION

We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

1. does not have any class of securities with respect to which a broker or dealer may extend margin credit;

2. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

3. is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Prospect Capital Management will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Code of Ethics

We and Prospect Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Investment Concentration

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. Many of our investments are in the energy related sector.

Compliance Policies and Procedures

We and Prospect Capital Management have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. William E. Vastardis serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

Introduction.  As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies.  These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

Elections of directors.  In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of auditors.  Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management’s recommendation.

Changes in capital structure.  Changes in a company’s charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

Corporate restructurings, mergers and acquisitions.  Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

Proposals affecting the rights of stockholders.  Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

Corporate governance.  Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

Anti-takeover measures.  The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock splits.  Prospect Capital Management will generally vote with the management of the Company on stock split matters.

Limited liability of directors.  Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

Social and corporate responsibility.  The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

Proxy voting procedures.  Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.

Proxy voting committee.  Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of interest.  Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting.  Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

Proxy recordkeeping.  Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

Proxy voting records.  Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of all operations through April 30, 2008, we have not paid any brokerage commissions. Subject to policies established by our Board of Directors, Prospect Capital Management is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the Securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of Securities underwritten or purchased by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the Securities may be listed.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may use Stock to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any Securities, the Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the Securities will be subject to certain conditions precedent.

The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 5%.

We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the Securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Clifford Chance US LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2007, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	March 31,	June 30,
	2008	2007
	(In 000s, except shares
	and per share data)
	(Unaudited)	(Audited)

ASSETS
Investments at fair value (cost of $436,557 and $326,197, respectively) (Note 3):
Control investments (cost of $147,142 and $124,664, respectively)	$141,631	$139,292
Affiliate investments (cost of $5,582 and $14,821, respectively)	5,582	14,625
Non-control/Non-affiliate investments (cost of $283,833 and $186,712, respectively)	281,943	174,305

Total investments at fair value	429,156	328,222

Investments in money market funds	27,249	41,760
Cash	16,570	—
Receivables for:
Interest	4,039	2,139
Dividends	45	263
Loan principal	107	—
Structuring fees	—	1,625
Investments sold	506	—
Other	419	271
Prepaid expenses	298	471
Deferred financing costs	1,618	1,751

Total Assets	480,007	376,502

LIABILITIES
Credit facility payable (Note 9)	90,667	—
Payable for investments purchased	—	70,000
Dividends payable	8,958	—
Due to Prospect Administration (Note 5)	931	330
Due to Prospect Capital Management (Note 5)	5,562	4,508
Accrued expenses	1,227	1,312
Other liabilities	944	304

Total Liabilities	108,289	76,454

Net Assets	$371,718	$300,048

Components of Net Assets (Note 4)
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 26,270,379 and 19,949,065 issued and outstanding, respectively)	$26	$20
Paid-in capital in excess of par	395,571	299,845
Distributions in excess of net investment income	(315)	(4,092)
Accumulated realized gains (losses) on investments	(16,163)	2,250
Unrealized appreciation (depreciation) on investments	(7,401)	2,025

Net Assets	$371,718	$300,048

Net Asset Value Per Share	$14.15	$15.04

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,	March 31,
	2008	2007
	(In 000s, except per
	share data)
	(Unaudited)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $35 and $67, respectively)	$4,556	$3,845
Affiliate investments (Net of foreign withholding tax of $0 and $35, respectively)	290	800
Non-control/Non-affiliate investments	10,044	4,025

Total interest income	14,890	8,670

Dividend income:
Control investments	3,300	850
Money market funds	123	1,245

Total dividend income	3,423	2,095

Other income(2):
Control investments	200	8
Non-control/Non-affiliate investments	3,487	1,296

Total other income	3,687	1,304

Total Investment Income	22,000	12,069

Operating Expenses
Investment advisory fees:
Base management fee (Note 5)	2,388	1,531
Income incentive fee (Note 5)	3,230	1,754

Total investment advisory fees	5,618	3,285

Interest expense and credit facility costs	1,863	353
Chief Compliance Officer and Sub-administration fees	228	164
Legal fees	449	593
Valuation services	198	92
Audit and tax related fees	45	43
Recruitment and other professional fees	18	4
Insurance expense	64	72
Directors’ fees	55	55
Other general and administrative expenses	543	393

Total Operating Expenses	9,081	5,054

Net Investment Income	12,919	7,015

Net realized gain (loss) on investments	208	(1)
Increase (decrease) in net assets from net change in unrealized appreciation/depreciation on investments	(14,386)	(2,038)

Increase (Decrease) in Net Assets Resulting from Operations	$(1,259)	$4,976

Earnings(loss) per common share (Note 6)	$(0.05)	$0.26

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

(2)	Includes Structuring Fees of $490, Overriding Royalty Interests of $3,150, Deal Deposit Income of $36 and Administrative Agent Fees of $11 for the three months ended March 31, 2008 and Prepayment Penalty on Net Profits Interest of $960, Deal Deposit Income of $292, and Overriding Royalty Interests of $52 for the three months ended March 31, 2007.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months Ended
	March 31,	March 31,
	2008	2007
	(In 000s, except per
	share data)
	(Unaudited)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $193 and $112, respectively)	$14,689	$9,455
Affiliate investments (Net of foreign withholding tax of $70 and $202, respectively)	1,612	2,837
Non-control/Non-affiliate investments	26,237	8,656

Total interest income	42,538	20,948

Dividend income:
Control investments	6,950	2,550
Money market funds	557	1,839

Total dividend income	7,507	4,389

Other income(2):
Control investments		8
Affiliate investments	210	3
Non-control/Non-affiliate investments	5,699	1,324

Total Other income	5,909	1,335

Total Investment Income	55,954	26,672

Operating Expenses
Investment advisory fees:
Base management fee (Note 5)	6,366	3,715
Income incentive fee (Note 5)	7,861	3,695

Total investment advisory fees	14,227	7,410

Interest expense and credit facility costs	4,719	1,385
Chief Compliance Officer and Sub-administration fees	620	402
Legal fees	2,224	970
Valuation services	431	285
Sarbanes-Oxley compliance expenses	10	46
Audit and tax related fees	338	382
Recruitment and other professional fees	53	4
Insurance expense	192	219
Directors’ fees	165	175
Other general and administrative expenses	1,531	612

Total Operating Expenses	24,510	11,890

Net Investment Income	31,444	14,782

Net realized (loss) gain on investments	(18,413)	1,949
Increase (decrease) in net assets from net change in unrealized appreciation/depreciation on investments	(9,426)	(4,851)

Increase (Decrease) in Net Assets Resulting from Operations	$3,605	$11,880

Earnings (loss) per common share (Note 6)	$0.16	$0.82

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

(2)	Includes Structuring Fees of $2,431, Deal Deposit Income of $72, Overriding Royalty Interests of $3,364, Forbearance Fees of $10 and Administrative Agent Fees of $32 for the nine months ended March 31, 2008 and Prepayment Penalty on Net Profits Interest of $960, Net Profits Interests of $26, Deal Deposit Income of $292 and Overriding Royalty Interests of $57 for the nine months ended March 31, 2007.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended
	March 31,	March 31,
	2008	2007
	(In 000s, except share data)
	(Unaudited)

Increase in Net Assets from Operations:
Net investment income	$31,444	$14,782
Net realized (loss) gain on investments	(18,413)	1,949
Increase (decrease) in net assets from net change in unrealized appreciation/depreciation on investments	(9,426)	(4,851)

Increase (Decrease) in Net Assets Resulting from Operations	3,605	11,880

Dividends to Shareholders:	(27,667)	(19,790)

Capital Share Transactions:
Net proceeds from capital shares sold	94,230	197,557
Less: Offering costs of public share offerings	(1,251)	(869)
Reinvestment of dividends	2,753	4,719

Net Increase in Net Assets Resulting from Capital Share Transactions	95,732	201,407

Total Increase (Decrease) in Net Assets:	71,670	193,497
Net assets at beginning of period	300,048	108,270

Net Assets at End of Period	$371,718	$301,767

Capital Share Activity:
Shares sold	6,150,000	12,526,650
Shares issued through reinvestment of dividends	171,314	282,708

Net increase in capital shares	6,321,314	12,809,358
Shares outstanding at beginning of period	19,949,065	7,069,873

Shares Outstanding at End of Period	26,270,379	19,879,231

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months Ended
	March 31,	March 31,
	2008	2007(1)
	(In 000s)
	(Unaudited)

Cash Flows from Operating Activities:
Increase (decrease) in net assets resulting from operations	$3,605	$11,880
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net (increase) decrease in net assets from net change in unrealized appreciation/depreciation on investments	9,426	4,851
Net realized (gain) loss on investments	18,413	(1,949)
Accretion of original issue discount on investments	(1,785)	(1,436)
Amortization of deferred financing costs	547	836
Change in operating assets and liabilities:
Payments for purchases of investments	(193,033)	(106,846)
Proceeds from sale of investments	66,063	28,096
Purchases of cash equivalents	(229,955)	(249,895)
Sales of cash equivalents	229,938	249,893
Net investments in money market funds	14,511	(97,976)
(Increase) decrease in interest receivable	(1,900)	(329)
(Increase) decrease in dividends receivable	218	(435)
(Increase) decrease in loan principal receivable	(107)	(119)
(Increase) decrease in receivable for structuring fees	1,625	—
(Increase) decrease in receivables for securities sold	(506)	369
(Increase) decrease in other receivables	(148)	(254)
(Increase) decrease in due from Prospect Administration	—	28
(Increase) decrease in due from Prospect Capital Management	—	5
(Increase) decrease in prepaid expenses	173	(86)
Increase (decrease) in payables for securities purchased	(70,000)	1,666
Increase (decrease) in due to Prospect Administration	601	286
Increase (decrease) in due to Prospect Capital Management	1,054	2,723
Increase (decrease) in accrued expenses	(85)	3
Increase (decrease) in other liabilities	640	442

Net Cash Used In Operating Activities	(150,705)	(158,247)

Cash Flows from Financing Activities:
Borrowings under credit facility	184,992	—
Payments under credit facility	(94,325)	(28,500)
(Increase) decrease in deferred financing costs	(415)	(868)
(Increase) decrease in deferred offering costs	—	32
Net proceeds from issuance of common stock	94,230	197,557
Offering costs from issuance of common stock	(1,251)	(869)
Dividends paid	(15,956)	(15,071)

Net Cash Provided By Financing Activities	167,275	152,281

Net Increase (decrease) in Cash	16,570	(5,964)
Cash, beginning of period	—	—
Cash (bank overdraft), End of Period	$16,570	$(5,964)

Cash Paid For Interest	$1,825	$526

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$2,753	$4,719

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008

		Par Value/
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership %	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Unaudited)

Control Investments (25.00% or greater of voting control)
Gas Solutions Holdings, Inc.(3)	Texas/Gas Gathering and Processing
Common shares		100	$4,897	$34,450	9.3%
Subordinated secured note, 18.00% due 12/22/2009(4)		$20,000	20,000	20,000	5.4%

Total			24,897	54,450	14.7%

Genesis Coal Corp.	Kentucky/ Mining and Coal Production
Common shares		72	29	1	0.0%
Warrants, preferred shares, expiring 2/9/2016		1,000	33	1	0.0%
Senior secured note, 15.00%(5) due 12/31/2010		$16,462	16,377	8,026	2.2%

Total			16,439	8,028	2.2%

Integrated Contract Services, Inc.(6)	North Carolina/ Contracting
Common shares		49	127	—	0.0%
Series A preferred shares		10	—	—	0.0%
Junior secured note, 14.00% due 9/30/2010		$14,003	14,003	—	0.0%
Senior secured note, 14.00% due 9/30/2010		$800	800	5,000	1.3%
Senior demand note, 15.00%(7) due 4/11/2011		$1,170	1,170	—	0.0%

Total			16,100	5,000	1.3%

Iron Horse Coiled Tubing, Inc.(4)	Alberta, Canada/ Production services
Common shares		643	268	—	0.0%
Senior secured note, 15.00% due 4/19/2009		$9,250	9,051	9,051	2.4%

Total			9,319	9,051	2.4%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares		800	$2,317	$8,656	2.3%
Senior secured note, 16.50%(8) due 8/31/2013(4)		$13,080	13,080	13,080	3.5%

Total			15,397	21,736	5.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

		Par Value/
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership %	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Unaudited)

North Fork Collieries LLC	Kentucky/ Mining and Coal Production
Membership Interests		100%	—	—	0.0%
Senior secured note, 18.00% due 3/31/2009		$5,121	5,121	5,121	1.4%

Total			5,121	5,121	1.4%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares		545,107	5,025	5,025	1.4%
Warrants, common shares, expiring 6/30/2017		200,000	1,681	1,829	0.5%
Senior secured note, 15.00% due 6/30/2017(4)		$7,526	5,894	5,747	1.5%

Total			12,600	12,601	3.4%

Whymore Coal Company, Inc.(9)	Kentucky/ Mining and Coal Production
Equity ownership		Various	209	1	0.0%
Senior secured note, 15.00%(10) due 12/31/2010		$12,510	12,510	6,063	1.6%

Total			12,719	6,064	1.6%

Worcester Energy Company, Inc.(11)	Maine/Biomass Power
Equity ownership		Various	303	1	0.0%
Senior secured note, 12.50% due 12/31/2012		$34,383	34,247	19,579	5.3%

Total			$34,550	$19,580	5.3%

Total Control Investments			147,142	141,631	38.1%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC (12)(4)	West Virginia/ Construction Services
Common shares		100	—	—	0.0%
Series A preferred shares		200	149	149	0.0%
Warrants, expiring 2/14/2016		6,065	348	348	0.1%
Senior secured note, 14.00%, plus 3.00% PIK due 1/31/2011		$5,224	5,085	5,085	1.4%

Total Affiliate Investments			5,582	5,582	1.5%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

		Par Value/
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership %	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Unaudited)

American Gilsonite Company	Utah/Specialty Minerals
Membership Interests in AGC/PEP, LLC		99.999%	1,000	1,000	0.3%
Senior secured note, 12.00% plus 3.00% due 3/14/2013(4)		$14,500	14,500	14,500	3.9%

Total			15,500	15,500	4.2%

Arctic Acquisition Corp.(13)(4)	Texas/Production services
Warrants, common shares, expiring 7/19/2012		596,251	507	970	0.3%
Warrants, Series A redeemable preferred shares, expiring 7/19/2012		1,054	507	970	0.3%

Total			1,014	1,940	0.6%

C&J Cladding LLC(4)	Texas/Metal Services
Warrants, common shares, expiring 3/30/2014		510	580	1,795	0.5%
Senior secured note, 14.00%(14) due 3/31/2012		$5,100	4,375	4,375	1.2%

Total			$4,955	$6,170	1.7%

Conquest Cherokee, LLC(15)(4)	Tennessee/Oil and Gas Production
Senior secured note, 13.00%(16) due 5/5/2009		$10,200	10,104	10,104	2.7%

Deb Shops, Inc.(4)	Pennsylvania/ Retail Apparel
Senior secured note, 10.69% due 1/31/2015		$15,000	14,566	14,566	3.9%

Deep Down, Inc.(4)	Texas/Production Services
Warrants, common shares, expiring 8/6/2012		4,960,585	—	—	0.0%
Senior secured note, 12.50%, plus 3.00% PIK due 8/1/2011		$12,000	12,000	12,000	3.2%

Total			12,000	12,000	3.2%

Diamondback Operating, LP(17)(4)	Oklahoma/ Oil and Gas Production
Senior secured note, 12.00%, plus 2.00% PIK due 8/28/2011		$9,200	9,200	9,200	2.5%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

		Par Value/
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership %	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Unaudited)

H&M Oil & Gas, LLC(17)(4)	Texas/Oil and Gas Production
Senior secured note, 13.00%(18) due 6/30/2010		$45,000	45,000	45,000	12.1%

IEC Systems LP/Advance Rig Services LLC (“ARS”)(4)	Texas/Oilfield Fabrication
IEC senior secured note, 12.00%, plus 3.00% PIK due 11/20/2012		$19,192	19,192	19,192	5.2%
ARS senior secured note, 12.00%, plus 3.00% PIK due 11/20/2012		$5,875	5,875	5,875	1.6%

Total			25,067	25,067	6.8%

Jettco Marine Services LLC(17)(4)	Louisiana/ Shipping
Subordinated secured note, 12.00% (19), plus 4.00% PIK due 12/31/2011$6,878		$6,878	6,775	6,775	1.8%

	Arizona/Medical
Maverick Healthcare, Inc.(4)	Services
Common shares		1,250,000	1,250	1,250	0.3%
Preferred shares		1,250,000	—	—	0.0%
Senior secured note, 12.00%, plus 1.50% PIK due 10/31/2014		$12,500	12,500	12,500	3.4%

Total			13,750	13,750	3.7%

Miller Petroleum, Inc.	Tennessee/Oil and Gas Production
Warrants, common shares, expiring 5/4/2010 to 3/31/2013		1,480,108	$150	2	0.0%

Qualitest Pharmaceuticals, Inc.(4)	Alabama/ Pharmaceuticals
Second lien debt, 12.45%(20) due 4/30/2015		$12,000	11,942	11,942	3.2%

Regional Management Corp.(4)	South Carolina/ Financial Services
Subordinated secured note, 12.00%, plus 2.00% PIK due 6/29/2012		$25,000	25,000	25,000	6.7%

Resco Products, Inc.(4)	Pennsylvania/ Manufacturing
Second lien debt, 11.06%(21) due 6/24/2014		$9,750	9,570	9,570	2.6%

Shearer’s Foods, Inc.(4)	Ohio/Food Products

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

		Par Value/
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership %	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Unaudited)

Mistral Chip Holdings, LLC membership units		4.415%	2,000	2,000	0.5%
Second lien debt, 14.00% due 10/31/2013		$18,000	18,000	18,000	4.9%

Total			20,000	20,000	5.4%

Stryker Energy, LLC(22)(4)	Ohio/Oil and Gas Production
Subordinated revolving credit facility, 12.00%(23) due 11/30/2011		$29,500	29,015	29,015	7.8%

Unitek(4)	Pennsylvania/ Technical Services
Second lien debt, 12.75%(24) due 9/27/2013		$11,500	11,332	11,332	3.0%

Unity Virginia Holdings, LLC	Virginia/Mining and Coal Production
Subordinated secured note, 15.00%, plus 15.00% PIK due 1/31/2009		$3,580	3,893	10	0.0%

Wind River Resources Corp. and Wind River II Corp.(17)(4)	Utah/Oil and Gas Production
Senior secured note, 13.00%, Due 7/31/2009		$15,000	15,000	15,000	4.0%

Total Non-Control/Non-Affiliate Investments			$283,833	281,943	75.9%

Total Portfolio Investments			$436,557	429,156	115.5%

Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)		23,142,184	$23,142	$23,142	6.2%
First American Funds, Inc. — Prime Obligations Fund (Class A)(4)		4,106,793	4,107	4,107	1.1%

Total Money Market Funds			$27,249	$27,249	7.3%

Total Investments			$463,806	$456,405	122.8%

(1)	The securities in which Prospect Capital has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Capital (Note 2).

(3)	Gas Solutions Holdings, Inc. is a wholly-owned investment of Prospect Capital.

(4)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (See Note 9). At March 31, 2008, the value of these investments was $338,498 which represents 91.1% of net assets.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

(5)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of March 31, 2008.

(6)	Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc.

(7)	Loan is with Lisamarie Fallon, Inc., (doing business as The Healing Staff) an affiliate of the Integrated Contract Services, Inc.

(8)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of March 31, 2008.

(9)	There are several entities involved in the Whymore investment. Prospect Capital has provided senior secured debt financing to C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits, pays royalties to landowners, and holds escrow funds for reclamation expenses following mining operations. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Capital. Prospect Capital owns 10,000 shares of common stock of C&A (100% ownership), 10,000 shares of common stock of E&L (100% ownership), and 4,900 shares of common stock of Whymore (49% ownership). Prospect Capital owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Prospect Capital retains an option to purchase the remaining 51% of Whymore. As of March 31, 2008, the Board of Directors of Prospect Capital assessed a fair value of $1 for the preferred equity.

(10)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of March 31, 2008.

(11)	There are several entities involved in the Worcester Energy Company, Inc. investment. Prospect Capital owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. Prospect Capital also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Capital also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Capital also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued to Prospect Capital. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations. WEPI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. (“Precision”), which represents 100% ownership. Precision conducts all logging, processing and delivery operations to supply fuel to the biomass generation facility. As of March 31, 2008, the Board of Directors of Prospect Capital assessed a fair value of $1 for all of these equity positions.

(12)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Capital owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

(13)	The Portfolio Investment does business as Cougar Pressure Control.

(14)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of March 31, 2008.

(15)	Prospect Capital has an overriding royalty interest and net profits interest in the Portfolio Investment.

(16)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of March 31, 2008.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
March 31, 2008 — Continued)

(17)	Prospect Capital has a net profits interest in the Portfolio Investment.

(18)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of March 31, 2008.

(19)	Interest rate is the greater of 13.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of March 31, 2008.

(20)	Interest rate is the greater of 12.5% or 3-Month LIBOR plus 7.5%; rate reflected is as of March 31, 2008.

(21)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of March 31, 2008.

(22)	Prospect Capital has an overriding royalty interest in the Portfolio Investment.

(23)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of March 31, 2008.

(24)	Interest rate is the greater of 12.75% or 3-Month LIBOR plus 7.25%; rate reflected is as of March 31, 2008.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Audited)

Control Investments (25.00% or greater of voting control)
Advantage Oilfield Group Ltd.(23)	Alberta, Canada/ Construction Services
Common shares, Class A(3)		33	$220	$—	0.0%
Senior secured note, 15.00% due 5/30/2009		$17,321	16,930	9,880	3.3%

Total			17,150	9,880	3.3%

Gas Solutions Holdings, Inc.(4)	Texas/Gas Gathering and Processing
Common shares		100	4,878	26,100	8.7%
Subordinated secured note, 18.00% due 12/22/2011(23)		$18,400	18,400	18,400	6.1%

Total			23,278	44,500	14.8%

Genesis Coal Corp.	Kentucky/ Mining and Coal Production
Common shares		63	23	1	0.0%
Warrants, preferred shares, expiring 2/9/2016		1,000	33	1	0.0%
Senior secured note, 16.40%(5) due 12/31/2010		$14,533	14,408	11,423	3.8%

Total			14,464	11,425	3.8%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares		800	2,315	11,785	3.9%
Senior secured note, 16.50%(6) due 8/31/2013(23)		$10,080	10,080	10,080	3.4%

Total			12,395	21,865	7.3%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares		545,107	4,985	4,985	1.6%
Warrants, common shares, expiring 6/30/2017		200,000	$1,682	$1,682	0.6%
Senior secured note, 15.00% due 6/30/2017(23)		$14,526	12,844	12,844	4.3%

Total			19,511	19,511	6.5%

Whymore Coal Company, Inc.(7)	Kentucky/ Mining and Coal Production
Equity ownership		Various	111	1	0.0%
Senior secured note, 16.42%(8) due 12/31/2010		$11,022	11,022	7,063	2.4%

Total			11,133	7,064	2.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007 — (Continued)

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Audited)

Worcester Energy Company, Inc.(9)	Maine/ Biomass Power
Equity ownership		Various	137	1	0.0%
Senior secured note, 12.50% due 12/31/2012		$26,774	26,596	25,046	8.3%

Total			26,733	25,047	8.3%

Total Control Investments			124,664	139,292	46.4%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC (10)(23)	West Virginia/ Construction Services
Series A preferred shares		200	104	104	0.0%
Warrants, expiring 2/14/2016		6,065	348	152	0.1%
Senior secured note, 14.00%, plus 3.00% PIK due 1/31/2011		$5,358	5,169	5,169	1.7%

Total			5,621	5,425	1.8%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada/ Production services
Common shares		93	268	268	0.1%
Senior secured note, 15.00% due 4/19/2009		$9,250	8,932	8,932	3.0%

Total			9,200	9,200	3.1%

Total Affiliate Investments			$14,821	$14,625	4.9%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
Arctic Acquisition Corp.(11)(23)	Texas/ Production services
Warrants, common shares, expiring 7/19/2012		596,251	507	507	0.2%
Warrants, Series A redeemable preferred shares, expiring 7/19/2012		1,054	507	507	0.2%
Senior secured note, 13.00% due 7/19/2009		$13,301	12,656	12,656	4.2%

Total			13,670	13,670	4.6%

C&J Cladding LLC(23)	Texas/Metal Services
Warrants, common shares, expiring 3/30/2014		510	580	580	0.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007 — (Continued)

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Audited)

Senior secured note, 14.00%(12) due 3/31/2012		$6,000	5,249	5,249	1.7%

Total			5,829	5,829	1.9%

Central Illinois Energy, LLC(23)	Illinois/ Biofuels/ Ethanol
Senior secured note, 15.35%(13) due 3/31/2014		$8,000	8,000	8,000	2.7%

Conquest Cherokee, LLC(14)(23)	Tennessee/ Oil and Gas Production
Senior secured note, 13.00%(15) due 5/5/2009		$10,200	10,046	10,046	3.3%

ESA Environmental Specialist, Inc.(23)	North Carolina/ Contracting
Warrants, common shares, expiring 4/11/2017		1,059	1	—	0.0%
Senior secured note, 14.00%(16) due 4/11/2011		$12,200	12,200	4,428	1.5%
Senior secured note, 14.00%(16) due 6/7/2008		$1,575	$1,575	$572	0.2%

Total			13,776	5,000	1.7%

Evolution Petroleum Corp.(17)	Texas/Oil and Gas Production
Common shares, unregistered		139,926	20	378	0.1%

H&M Oil & Gas, LLC(18)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00%(19) due 6/30/2010		$45,000	45,000	45,000	15.0%

Jettco Marine Services LLC(18)(23)	Louisiana/ Shipping
Subordinated secured note, 12.00%(20), plus 4.0% PIK due 12/31/2011		$6,671	6,553	6,553	2.2%

Ken-Tex Energy Corp.(14)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00% due 6/4/2010		$10,750	10,750	10,750	3.6%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/4/2010 to 6/30/2012		1,206,859	150	22	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007 — (Continued)

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts and percentages)
	(Audited)

Regional Management Corp.(23)	South Carolina/ Financial Services
Subordinated secured note, 12.00%, plus 2.0% PIK due 6/29/2012		$25,000	25,000	25,000	8.3%

Stryker Energy, LLC(21)	Ohio/Oil and Gas Production
Subordinated revolving credit facility, 12.43%(22)due 11/30/2011		$29,500	28,942	28,942	9.7%

TLOGH, L.P.(21)	Texas/Oil and Gas Production
Senior secured note, 13.00%, due 10/23/2009		$15,291	15,105	15,105	5.0%

Unity Virginia Holdings, LLC	Virginia/Mining and Coal Production
Subordinated secured note, 15.00%, plus 15.00% PIK due 1/31/2009		$3,580	$3,871	$10	0.0%

Total Non-Control/Non- Affiliate Investments			186,712	174,305	58.1%

Total Portfolio Investments			326,197	328,222	109.4%

Money Market Funds
Fidelity Institutional
Money Market Funds —
Government Portfolio (Class I)		38,227,118	38,227	38,227	12.7%
First American Funds, Inc. —
Prime Obligations Fund (Class A)(23)		289,000	289	289	0.1%
First American Funds, Inc. —
Prime Obligations Fund (Class Y)		3,243,731	3,244	3,244	1.1%

Total Money Market Funds			41,760	41,760	13.9%

Total Investments			$367,957	$369,982	123.3%

(1)	The securities in which Prospect Capital has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Capital (Note 2).

(3)	Prospect Capital has the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(4)	Gas Solutions Holdings, Inc. is a wholly-owned investment of Prospect Capital.

(5)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007 — (Continued)

(6)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

(7)	There are several entities involved in the Whymore investment. Prospect Capital has provided senior secured debt financing to C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Capital. Prospect Capital owns 10,000 shares of common stock of C&A (100% ownership), 10,000 shares of common stock of E&L (100% ownership), and 4,900 shares of common stock of Whymore (49% ownership). Prospect Capital owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Prospect Capital retains an option to purchase the remaining 51% of Whymore. As of June 30, 2007, the Board of Directors of Prospect Capital assessed a fair value of $1 for all of these equity positions.

(8)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of June 30, 2007.

(9)	There are several entities involved in the Worcester Energy Company, Inc. investment. Prospect Capital owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. Prospect Capital also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Capital also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Capital also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued to Prospect Capital. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations. As of June 30, 2007, the Board of Directors of Prospect Capital assessed a fair value of $1 for all of these equity positions.

(10)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Capital owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

(11)	The Portfolio Investment does business as Cougar Pressure Control.

(12)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(13)	Interest rate is LIBOR plus 10.0%; rate reflected is as of June 30, 2007.

(14)	Prospect Capital has an overriding royalty interest and net profits interest in the Portfolio Investment.

(15)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(16)	Interest rate is the greater of 14.0% or 1-Month LIBOR plus 8.5%; rate reflected is as of June 30, 2007.

(17)	Formerly known as Natural Gas Systems, Inc.

(18)	Prospect Capital has a net profits interest in the Portfolio Investment.

(19)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(20)	Interest rate is the greater of 13.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of June 30, 2007.

(21)	Prospect Capital has an overriding royalty interest in the Portfolio Investment.

(22)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of June 30, 2007.

(23)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (See Note 9). At June 30, 2007, the value of these investments was $195,966, which represents 65.3% of net assets.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements
March 31, 2008
(Unaudited)
(in 000s except share and per share amounts)

Note 1.	Organization

Prospect Capital Corporation (“Prospect Capital” or the “Company”), formerly known as Prospect Energy Corporation, a Maryland corporation, was organized on April 13, 2004 and was funded in an initial public offering (“IPO”) completed on July 27, 2004. Prospect Capital is a closed-end investment company that has filed an election to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, Prospect Capital has qualified and has elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. The Company invests primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

On May 15, 2007, the Company formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of the Company’s portfolio of loan investments which are used as collateral for its credit facility.

Note 2.	Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

Interim financial statements, which are not audited, are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate.

The following are significant accounting policies consistently applied by Prospect Capital:

Consolidation:

As an investment company, Prospect Capital only consolidates wholly-owned, closely-managed subsidiaries that are also investment companies. At March 31, 2008, the financial statements include the accounts of Prospect Capital and its wholly-owned subsidiary, Prospect Capital Funding, LLC. All intercompany balances and transactions have been eliminated in consolidation.

Investments:

The Consolidated Statements of Assets and Liabilities include portfolio investments reported at fair values of $429,156 and $328,222 at March 31, 2008 and June 30, 2007, respectively. At March 31, 2008 and June 30, 2007, 115.5% and 109.4%, respectively, of the Company’s net assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of active markets for those investments. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had such active markets existed for the investments, and the differences could be material.

a) Security transactions are recorded on a trade-date basis.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

b) Valuation:

1) Investments for which market quotations are readily available are valued at such market quotations.

2) Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates fair value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

3) It is expected that most of the investments in the Company’s portfolio will not have actively traded markets. Debt and equity securities which do not have actively traded markets are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that are not actively traded, the fair value of these investments may differ significantly from the values that would have been used had an actively traded market existed for such investments, and any such differences could be material.

4) In September 2006, the Financial Accounting Standards Board (“FASB”) issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 becomes effective for fiscal years beginning after November 15, 2007; therefore, its first applicability to the Company will be for the Company’s upcoming fiscal year beginning July 1, 2008. The Company does not believe that the adoption of SFAS 157 will materially impact the amounts reported in its financial statements, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements reported to changes in net assets for a fiscal period.

5) In February 2007, FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115”. SFAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. SFAS 159 becomes effective for fiscal years beginning after November 15, 2007 and, therefore, is applicable for the Company’s upcoming fiscal year beginning July 1, 2008. The Company’s management does not believe that the adoption of SFAS No. 159 will have a material impact on its financial statements.

c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

e) Dividend income is recorded on the ex-dividend date.

f) Structuring fees and similar fees are recognized as income as earned. Structuring fees, excess deal deposits, net profits interests, overriding royalty interests, administrative agent fees and forbearance fees are included in other income.

g) Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of March 31, 2008, approximately 1.0% of the Company’s net assets are in non-accrual status.

Federal and State Income Taxes:

Prospect Capital has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or is not deemed to have distributed) at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of July 1, 2007. The adoption of FIN 48 did not have an effect on the net asset value, financial condition or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of March 31, 2008 and for the nine-month period then ended the Company did not have a liability for any unrecognized tax benefits. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Dividends and Distributions:

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the Board of Directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs:

The Company records origination expenses related to its credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the facility.

The Company records registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration, legal and accounting fees incurred through March 31, 2008 that are related to the shelf filings that will be charged to capital upon the receipt of the capital or charged to expense if not completed.

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements of the Company. Refer to Note 3 and Note 5 for further discussion of guarantees and indemnification agreements.

Per Share Information:

Basic earnings per common share are calculated using the weighted average number of common shares outstanding for the period presented.

Note 3.	Portfolio Investments

At March 31, 2008, 115.5% of our net assets or about $429,156 was invested in 31 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC) and 7.3% of our net assets was invested in money market funds. The remainder (22.8%) of our net assets represented liabilities in excess of other assets. At June 30, 2007, 109.4% of our net assets or about $328,222 was invested in 24 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC) and 13.9% of our net assets was invested in money market funds. The remainder (23.3%) of our net assets represented liabilities in excess of other assets. Prospect Capital is a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence. This lesser degree of influence is deemed to exist through ownership of 5% or more but less than 25% of the outstanding voting securities of another person. As of March 31, 2008, the Company owns a controlling interest in Gas Solutions Holdings, Inc. (“GSHI”), Genesis Coal Corp. (“Genesis”), Integrated Contract Services, Inc. (“Integrated”), Iron Horse Coiled Tubing, Inc. (“Iron Horse”), NRG Manufacturing, Inc. (“NRG”), North Fork Collieries LLC (“North Fork”), R-V Industries, Inc. (R-V), Whymore Coal Company, Inc. (“Whymore”), and Worcester Energy Company, Inc. (“WECO”). The Company

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

also owns an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”). The Company has no other controlled or affiliated investments.

GSHI has indemnified Prospect Capital against any legal action arising from its investment in Gas Solutions, LP. Prospect Capital has incurred approximately $1,841 from the inception of the investment in GSHI through March 31, 2008 for fees associated with a legal action, and GSHI has reimbursed Prospect Capital for the entire amount. Of the $1,841 reimbursement, $23 and $15 are reflected as Dividend income: Control Investments on the accompanying Consolidated Statements of Operations for the three months ended March 31, 2008 and March 31, 2007, respectively, and $44 and $411 for the nine months ended March 31, 2008 and March 31, 2007, respectively. Additionally, certain other expenses incurred by Prospect Capital which are attributable to GSHI have been reimbursed to Prospect Capital by GSHI and are reflected as Dividend income: Control Investments on the accompanying Consolidated Statements of Operations as $1,276 and $631 for the three months ended March 31, 2008 and March 31, 2007, respectively, and $2,995 and $631 for the nine months ended March 31, 2008 and March 31, 2007, respectively.

Debt placements and interests in equity securities with an original cost basis of approximately $31,794 and $193,033 were acquired during the respective three-month and nine-month periods ended March 31, 2008. Debt repayments and sales of equity securities generated proceeds of approximately $28,891 and $66,063 during the respective three-month and nine-month periods ended March 31, 2008.

From time to time, the Company provides guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. Currently, agreements for two guarantees and one indemnification are outstanding which are related to two portfolio companies categorized as Control Investments — Whymore Coal Company, Inc. (“Whymore”) and North Fork Collieries LLC (“North Fork”). The two guarantees are related to Whymore with one in the amount of $3,478 for equipment leases and another of $416 for a “payment-over-time” contract for coal purchases. The contingent indemnification obligation arose from the Company’s acquisition of the assets of Traveler Coal, LLC (“Traveler”) through the Company’s subsidiary North Fork. Specifically, as part of that acquisition, the Company has agreed to indemnify the seller of those assets for personal guarantees that that seller had extended on behalf of Traveler. The amount of this contingency may reach $5,000.

Note 4.	Equity Offerings and Related Expenses

On March 28, 2008, the Company completed a registered direct offering of 1,300,000 shares of its common stock. On March 31, 2008, the Company completed a public offering of 1,150,000 shares of its common stock. The proceeds raised, the related underwriting fees, the offering expenses, and the prices at which common stocks were issued since inception are detailed in the table which follows:

	Number of	Gross Proceeds	Underwriting	Offering	Offering
Issuances of Common Stock	Shares Issued	Raised	Fees	Expenses	Price

March 31, 2008	1,150,000	$17,768	$759	$350	$15.450
March 28, 2008	1,300,000	19,786	—	350	15.220
November 13, 2007 over-allotment	200,000	$3,268	$163	$—	$16.340
October 17, 2007	3,500,000	57,190	2,860	551	16.340
January 11, 2007 over-allotment	810,000	$14,025	$688	$—	$17.315	*
December 13, 2006	6,000,000	106,200	5,100	279	17.700
August 28, 2006 over-allotment	745,650	$11,408	$567	$—	$15.300
August 10, 2006	4,971,000	76,056	3,778	595	15.300
August 27, 2004 over-allotment	55,000	$825	$58	$2	$15.000
July 27, 2004	7,000,000	105,000	7,350	1,385	15.000

*	The Company declared a dividend of $0.385 per share between offering and over — allotment dates.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Offering expenses were charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by Prospect Capital.

Note 5.	Related Party Agreements and Transactions

Investment Advisory Agreement

Prospect Capital has entered into an investment advisory and management agreement with Prospect Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of Prospect Capital’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect Capital. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from Prospect Capital, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect Capital’s gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect Capital’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Capital’s initial public offering was treated as a quarter-end for this purpose) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The total base management fees earned by Prospect Management during the three months ended March 31, 2008 and March 31, 2007 were $2,388 and $1,531, respectively and during the nine months ended March 31, 2008 and March 31, 2007 were $6,366 and $3,715, respectively.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Capital receives from portfolio companies) accrued during the calendar quarter, minus Prospect Capital’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect Capital pays the Investment Adviser an income incentive fee with respect to Prospect Capital’s pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which Prospect Capital’s pre-incentive fee net investment income does not exceed the hurdle rate;

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

•	100.00% of Prospect Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of Prospect Capital’s pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of Prospect Capital’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Capital calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Capital’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

The total income incentive fees earned by Prospect Management were $3,230 and $1,754 for the three months ended March 31, 2008 and March 31, 2007, respectively and $7,861 and $3,695 for the nine months ended March 31, 2008 and March 31, 2007, respectively. No capital gains incentive fees were earned during the three and nine-month periods ended March 31, 2008 and March 31, 2007.

Administration Agreement

Prospect Capital has also entered into an Administration Agreement with Prospect Administration LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect Capital. For providing these services, Prospect Capital reimburses Prospect Administration for Prospect Capital’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission (“SEC”). In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for Prospect Capital.

Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as the sub-administrator of Prospect Capital to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $25 annually, payable monthly. Under the sub-administration agreement, Vastardis provides Prospect Capital with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Capital as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as the Chief Financial Officer (“CFO”) of the Company. This service was formerly provided at the rate of $225 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee on a sliding scale starting at 0.20% on the first $250,000 in gross assets and ending at 0.05% on gross assets over $1,000,000 with a $400 annual minimum, payable monthly. Vastardis does not provide any advice or recommendation relating to the securities and other assets that Prospect Capital should purchase, retain or sell or any other investment advisory services to Prospect Capital. Vastardis is responsible for the financial and other records that either Prospect Capital (or the Administrator on behalf of Prospect Capital) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC. In addition, Vastardis assists Prospect Capital in determining and publishing Prospect Capital’s net asset value, overseeing the preparation and filing of Prospect Capital’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Capital, and generally overseeing the payment of Prospect Capital’s expenses and the performance of administrative and professional services rendered to Prospect Capital by others.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or Prospect Capital for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and Prospect Capital. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Capital or the security holders of Prospect Capital) arising out of or otherwise based

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital are subject to such indemnification.

Managerial Assistance

As a BDC, we offer and must provide, upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $245 and $693 in fees for managerial assistance for the three months and nine months ended March 31, 2008, respectively, as compared to $193 and $392 for the three months and nine months ended March 31, 2007, respectively. These fees are paid to the Administrator.

Note 6.	Earnings Per Share

The following information sets forth the computation of basic and diluted per share net increase (decrease) in net assets resulting from operations for the three months ended March 31, 2008 and March 31, 2007, respectively:

	Three Months Ended		Nine Months Ended
	Mar. 31,	Mar. 31,	Mar. 31,	Mar. 31,
	2008	2007	2008	2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Numerator for increase (decrease) in net assets per share:	$(1,259)	$4,976	$3,605	$11,880
Denominator for basic and diluted weighted average shares:	23,858,492	19,697,473	22,349,987	14,341,811
Basic and diluted net increase (decrease) in net assets per share resulting from operations:	$(0.05)	$0.26	$0.16	$0.82

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Note 7.	Financial Highlights

	Three Months	Three Months	Nine Months	Nine Months
	Ended	Ended	Ended	Ended
	Mar. 31, 2008	Mar. 31, 2007	Mar. 31, 2008	Mar. 31, 2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Per Share Data(1):
Net asset value at beginning of period	$14.58	$15.24	$15.04	$15.31
Costs related to the secondary public offering	(0.03)	.01	(0.06)	(0.06)
Net investment income	0.54	0.36	1.41	1.02
Realized gain / (loss)	0.01	—	(0.82)	0.14
Net unrealized appreciation (depreciation)	(0.60)	(0.10)	(0.42)	(0.34)
Net increase in net assets as a result of secondary public offering	0.05	0.06	0.18	0.27
Dividends declared and paid	(0.40)	(0.39)	(1.18)	(1.16)

Net asset value at end of period	$14.15	$15.18	$14.15	$15.18

Per share market value at end of period	$15.22	$17.14	$15.22	$17.14
Total return based on market value(2)	19.69%	2.34%	(5.76)%	8.05%
Total return based on net asset value(2)	(0.40)%	1.88%	1.78%	6.19%
Shares outstanding at end of period	26,270,379	19,879,231	26,270,379	19,879,231
Average weighted shares outstanding for period	23,858,492	19,697,473	22,349,987	14,341,811
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$371,718	$301,767	$371,718	$301,767
Annualized ratio of operating expenses to average net assets	10.25%	6.79%	9.90%	7.01%
Annualized ratio of net operating income to average net assets	15.01%	9.23%	12.45%	9.36%

(1)	Financial highlights are based on weighted average share except dividends declared and paid.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. The total returns are not annualized.

Note 8.	Litigation

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served Prospect Capital with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Capital breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Capital’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint seeks relief not limited to $100,000. The Company believes that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Prospect Capital’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Capital’s Motion for Summary Judgment dismissing all claims by DGP, against Prospect Capital Corporation. On May 16, 2007, the Court also granted Prospect Capital summary judgment on DGP’s liability to Prospect Capital on Prospect Capital’s counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted Prospect Capital’s motion to dismiss all DGP’s claims asserted against certain officers and affiliates of Prospect Capital. Prospect Capital’s damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, the Company declined to extend a loan for $10 million to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against the Company and certain affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortious interference with contract and fraud. The Company petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, the Company’s motions were granted. Plaintiff appealed that decision. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in favor of the Company, rejecting all of plaintiff’s claims. On April 18, 2008, the Company filed a petition before the District Court to confirm the award, which is now pending.

The Company is involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

Note 9.	Revolving Credit Agreements

On July 26, 2006, we closed a $50,000 revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing a pre-existing $30,000 Credit Facility. This Facility was used, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility was charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases.

On June 6, 2007, Prospect Capital closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland as administrative agent and sole lead arranger (the “Rabobank Facility”). The Rabobank Facility refinanced the $50,000 Facility with HSH Nordbank AG. Interest on the Rabobank Facility is charged at LIBOR plus 175 basis points. Additionally, Rabobank charges 37.5 basis points on the unused portion of the facility. At March 31, 2008, the investments used as collateral had an aggregate market value of $338,498, which represents 91.1% of net assets.

As of March 31, 2008, we had drawn down $90,667 on the Rabobank Facility.

Note 10.	Subsequent Events

On April 3, 2008, the Company provided $39,800 of first and second lien debt and equity for the recapitalization of Ajax Rolled Ring & Machine (“Ajax”), a custom forger of seamless rolled steel rings located in York, South Carolina. The Company’s debt is secured by a first lien on inventory, machinery, and

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

certain other assets of Ajax. The equity interest purchased in Ajax is controlling in nature and was made alongside equity co-investments by Ajax’s senior managers.

On April 30, 2008, the Company provided debt financing of $20,000 to support the acquisition by Peerless Mfg Co. (“Peerless”), headquartered in Dallas, Texas, of Nitram Energy Inc. (“Nitram”). Peerless is a leading designer, manufacturer, and marketer of industrial environmental separation and filtration systems while Nitram focuses on separation, heat transfer, pulsation dampening, and industrial silencing products. Peerless and Nitram serve a diversified, global list of customers in industries such as oil and gas production, gas pipelines, chemical and petrochemical processing, and power generation.

On April 30, 2008 we fully exited out of our investment in Arctic Acquisition Corp., doing business as Cougar Pressure Control (“Cougar”) through the sale of our equity interest in Cougar for approximately $3,400. The Company initially invested $9.25 million in Arctic in July 2005 in the form of a senior secured loan, which loan was subsequently increased by $6.0 million. The Company received the equity interest in Arctic as additional consideration for making the secured loan. The loan was fully repaid in August 2007.

On June 2, 2008, the Company closed a public offering of 3.25 million shares of its common stock. The net proceeds to the Company were approximately $45.7 million after deducting estimated offering expenses.

On June 9, 2008, Deep Down, Inc., one of the Company’s portfolio companies, fully repaid the $12.0 million loan it made to Deep Down in August 2007 and December 2007. It currently owns a warrant to purchase approximately 5.0 million shares of Deep Down common stock at an exercise price of $0.507 per share.

Note 11.	Selected Quarterly Financial Data (unaudited) (in thousands except per share amounts)

					Net Realized and		Net Increase (Decrease) in Net
			Net Investment		Unrealized Gains		Assets from
	Investment Income		Income (Loss)		(Losses)		Operations
Quarter Ended	Total	Per Share*	Total	Per Share*	Total	Per Share*	Total	Per Share*

December 31, 2005	$3,935	$0.56	$2,040	$0.29	$488	$0.07	$2,528	$0.36
March 31, 2006	4,026	0.57	2,126	0.30	829	0.12	2,955	0.42
June 30, 2006	5,799	0.82	2,977	0.42	2,963	0.42	5,940	0.84
September 30, 2006	6,432	0.65	3,274	0.33	690	0.07	3,964	0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.25
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)

*	Per share amounts are calculated using weighted average shares during the period referenced.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, including the consolidated schedule of investments as of June 30, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2007, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2007, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated September 27, 2007 expressed an unqualified opinion thereon.

/s/  BDO Seidman, LLP
BDO Seidman, LLP

New York, New York
September 27, 2007

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders
Prospect Capital Corporation
New York, New York

We have audited Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2007, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (the COSO criteria). Prospect Capital Corporation’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included on page 38 of this prospectus “Report of Management on Internal Control Over Financial Reporting.” Our responsibility is to express an opinion on the company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, Prospect Capital Corporation maintained, in all material respects, effective internal control over financial reporting as of June 30, 2007, based on the COSO criteria.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities of Prospect Capital Corporation as of June 30, 2007 and 2006, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2007 and our report dated, September 27, 2007 expressed an unqualified opinion thereon.

/s/  BDO Seidman, LLP
BDO Seidman, LLP

New York, New York
September 27, 2007

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30,	June 30,
	2007	2006(1)
	(In 000s, except shares and per share data)

ASSETS
Investments at fair value (cost of $326,197 and $123,593, respectively, Note 3 and 9):
Control investments (cost of $124,664 and $39,759, respectively)	$139,292	$49,585
Affiliate investments (cost of $14,821 and $25,329, respectively)	14,625	25,329
Non-control/Non-affiliate investments (cost of $186,712 and $58,505, respectively)	174,305	59,055

Total investments at fair value	328,222	133,969

Investments in money market funds	41,760	1,608
Receivables for:
Interest	2,139	1,639
Dividends	263	13
Loan principal	—	385
Securities sold	—	369
Structuring fees	1,625	—
Other	271	—
Due from Prospect Administration (Note 5)	—	28
Due from Prospect Management (Note 5)	—	5
Prepaid expenses	471	77
Deferred financing costs	1,751	355
Deferred offering costs	—	32

Total Assets	376,502	138,480

LIABILITIES
Credit facility payable	—	28,500
Payable for securities purchased	70,000	—
Due to Prospect Administration (Note 5)	330	—
Due to Prospect Management (Note 5)	4,508	745
Accrued expenses	1,312	843
Other liabilities	304	122

Total Liabilities	76,454	30,210

Net Assets	$300,048	$108,270

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 19,949,065 and 7,069,873 issued and outstanding, respectively) (Note 4)	$20	$7
Paid-in capital in excess of par	299,845	97,266
Undistributed (distributions in excess of) net investment income	(4,092)	319
Accumulated realized gains on investments	2,250	301
Unrealized appreciation on investments	2,025	10,377

Net Assets	$300,048	$108,270

Net Asset Value Per Share	$15.04	$15.31

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended
	June 30,	June 30,	June 30,
	2007	2006(1)	2005(1)
	(In 000s, except shares and per
	share data)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $178, $ — and $ — , respectively)	$13,275	$4,838	$2,704
Affiliate investments (Net of foreign withholding tax of $237, $ — and $ — , respectively)	3,489	612	—
Non-control/Non-affiliate investments	13,320	7,357	1,006
Cash equivalents	—	461	948

Total interest income	30,084	13,268	4,658

Dividend income:
Control investments	3,400	3,099	3,151
Non-control/Non-affiliate investments	—	289	242
Money market funds	2,753	213	42

Total dividend income	6,153	3,601	3,435

Other income(2):
Control investments	227	—	—
Affiliate investments	3	—	—
Non-control/Non-affiliate investments	4,214	—	—

Total other income	4,444	—	—

Total Investment Income	40,681	16,869	8,093

Operating Expenses
Investment advisory fees:
Base management fee (Note 5)	5,445	2,082	1,808
Income incentive fee (Note 5)	5,781	1,786	—

Total investment advisory fees	11,226	3,868	1,808

Interest expense and credit facility costs	1,903	642	—
Chief Compliance Officer and Sub-administration fees	549	325	86
Legal fees	1,365	1,835	2,575
Valuation services	395	193	42
Sarbanes-Oxley compliance expenses	101	120	—
Other professional fees	507	365	230
Insurance expense	291	365	325
Directors’ fees	230	220	220
Organizational costs	—	—	25
Other general and administrative expenses	983	378	371

Total Operating Expenses	17,550	8,311	5,682

Net Investment Income	23,131	8,558	2,411

Net realized gain (loss) on investments	1,949	303	(2)
Net change in unrealized appreciation (depreciation) on investments	(8,352)	4,035	6,342

Net Increase in Net Assets Resulting from Operations	$16,728	$12,896	$8,751

Earnings per common share (see Note 6)	$1.06	$1.83	$1.24

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

(2)	Includes Structuring Fee Income of $2,574, Net Profits Interests of $26, Deal Deposit Income of $688, Prepayment Penalty on closing Net Profits Interest of $961 and Overriding Royalty Interests of $195.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended
	June 30,	June 30,	June 30,
	2007	2006(1)	2005(1)
	(In 000s, except share data)

Increase in Net Assets from Operations:
Net investment income	$23,131	$8,558	$2,411
Net realized gain (loss) on investments	1,949	303	(2)
Net change in unrealized appreciation (depreciation) on investments	(8,352)	4,035	6,342

Net Increase in Net Assets Resulting from Operations	16,728	12,896	8,751

Dividends to Shareholders:	(27,542)	(7,904)	(2,646)

Capital Share Transactions:
Net proceeds from shares sold	197,551	—	98,424
Less offering costs of public share offerings	(867)	70	(1,463)
Reinvestment of dividends	5,908	241	—

Net Increase in Net Assets Resulting from Capital Share Transactions	202,592	311	96,961

Total Increase in Net Assets:	191,778	5,303	103,066
Net assets at beginning of period	108,270	102,967	(99)

Net Assets at End of Period	$300,048	$108,270	$102,967

Capital Share Activity:
Shares sold	12,526,650	—	7,055,000
Shares issued through reinvestment of dividends	352,542	14,773	—

Net increase in capital share activity	12,879,192	14,773	7,055,000
Shares outstanding at beginning of period	7,069,873	7,055,100	100

Shares Outstanding at End of Period	19,949,065	7,069,873	7,055,100

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended
	June 30,	June 30,	June 30,
	2007	2006(1)	2005(1)
	(In 000s, except share data)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$16,728	$12,896	$8,751
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized appreciation (depreciation) on investments	8,352	(4,035)	(6,342)
Net realized gain (loss) on investments	(1,949)	(303)	2
Accretion of original issue discount on investments	(1,808)	(910)	(72)
Amortization of deferred financing costs	1,264	220	—
Change in operating assets and liabilities:
Purchases of investments	(167,255)	(83,625)	(80,699)
Sales of investments	38,407	9,954	32,083
Net investments in money market funds	(40,152)	(20)	(1,588)
Net investments in other short-term instruments	—	37,228	(37,250)
Increase in interest receivable	(500)	(1,446)	(206)
Increase in dividends receivable	(250)	—	—
Decrease (increase) in loan principal receivable	385	(385)	—
Decrease (increase) in receivable for securities sold	369	(369)	—
Increase in other receivable	(1,896)	—	—
Decrease (increase) in due from Gas Solutions Holdings, Inc.	—	201	(201)
Decrease (increase) in due from Prospect Administration	28	(28)	—
Decrease (increase) in due from Prospect Management	5	(5)	—
Increase in prepaid expenses	(394)	(28)	(49)
Decrease (increase) in deferred offering costs	32	(32)	—
Increase (decrease) in due to Prospect Administration	330	—	(23)
Increase in due to Prospect Management	3,763	668	—
Increase in accrued expenses	469	25	818
Increase in other current liabilities	182	75	47

Net Cash Used In Operating Activities	(143,890)	(29,919)	(84,729)

Cash Flows from Financing Activities:
Borrowings (payments) under credit facility	(28,500)	28,500	—
Net proceeds from issuance of common stock	197,551	—	98,424
Increase in deferred financing costs	(2,660)	(575)	—
Offering costs from issuance of common stock	(867)	70	(1,463)
Dividends declared and paid	(21,634)	(7,663)	(2,646)

Net Cash Provided By Financing Activities	143,890	20,332	94,315

Net Increase (Decrease) in Cash	—	(9,587)	9,586
Cash, beginning of period	—	9,587	1

Cash, End of Period	$—	$—	$9,587

Cash Paid For Interest	$639	$—	$—

Non-Cash Financing Activity:
Shares issued in connection with dividend reinvestment plan	$5,908	$241	$—

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2007

		Par Value/		Fair	% of Net
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Assets
	(In 000s except share amounts)

Control Investments (25.00% or greater of voting control)
Advantage Oilfield Group Ltd.(23)	Alberta, Canada/ Construction Services
Common shares, Class A(3)		33	$220	$—	0.0%
Senior secured note, 15.00% due 5/30/2009		$17,321	16,930	9,880	3.3%

Total			17,150	9,880	3.3%

Gas Solutions Holdings, Inc.(4)	Texas/Gas Gathering and Processing
Common shares		100	4,878	26,100	8.7%
Subordinated secured note, 18.00% due 12/22/2011(23)		$18,400	18,400	18,400	6.1%

Total			23,278	44,500	14.8%

Genesis Coal Corp.	Kentucky/ Mining and Coal Production
Common shares		63	23	1	0.0%
Warrants, preferred shares, expiring 2/9/2016		1,000	33	1	0.0%
Senior secured note, 16.40%(5) due 12/31/2010		$14,533	14,408	11,423	3.8%

Total			14,464	11,425	3.8%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares		800	2,315	11,785	3.9%
Senior secured note, 16.50%(6) due 8/31/2013(23)		$10,080	10,080	10,080	3.4%

Total			12,395	21,865	7.3%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares		545,107	4,985	4,985	1.6%
Warrants, common shares, expiring 6/30/2017		200,000	1,682	1,682	0.6%
Senior secured note, 15.00% due 6/30/2017(23)		$14,526	$12,844	$12,844	4.3%

Total			19,511	19,511	6.5%

Whymore Coal Company, Inc.(7)	Kentucky/ Mining and Coal Production
Equity ownership		Various	111	1	0.0%
Senior secured note, 16.42%(8) due 12/31/2010		$11,022	11,022	7,063	2.4%

Total			11,133	7,064	2.4%

Worcester Energy Company, Inc.(9)	Maine/ Biomass Power
Equity ownership		Various	137	1	0.0%
Senior secured note, 12.50% due 12/31/2012		$26,774	26,596	25,046	8.3%

Total			26,733	25,047	8.3%

Total Control Investments			124,664	139,292	46.4%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC(10)(23)	West Virginia/ Construction Services
Series A preferred shares		200	104	104	0.0%
Warrants, expiring 2/14/2016		6,065	348	152	0.1%
Senior secured note, 14.00%, plus 3.00% PIK due 1/31/2011		$5,358	5,169	5,169	1.7%

Total			5,621	5,425	1.8%

Iron Horse Coiled Tubing, Inc.(23)	Alberta, Canada/ Production services
Common shares		93	268	268	0.1%
Senior secured note, 15.00% due 4/19/2009		$9,250	8,932	8,932	3.0%

Total			9,200	9,200	3.1%

Total Affiliate Investments			$14,821	$14,625	4.9%

		Par Value/		Fair	% of Net
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Assets
	(In 000s except share amounts)

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
Arctic Acquisition Corp.(11)(23)	Texas/ Production services
Warrants, common shares, expiring 7/19/2012		596,251	507	507	0.2%
Warrants, Series A redeemable preferred shares, expiring 7/19/2012		1,054	507	507	0.2%
Senior secured note, 13.00% due 7/19/2009		$13,301	12,656	12,656	4.2%

Total			13,670	13,670	4.6%

C&J Cladding LLC(23)	Texas/Metal Services
Warrants, common shares, expiring 3/30/2014		510	580	580	0.2%
Senior secured note, 14.00%(12) due 3/31/2012		$6,000	5,249	5,249	1.7%

Total			5,829	5,829	1.9%

See notes to consolidated financial statements.
Central Illinois Energy, LLC(23)	Illinois/ Biofuels/ Ethanol
Senior secured note, 15.35%(13) due 3/31/2014		$8,000	8,000	8,000	2.7%

Conquest Cherokee, LLC(14)(23)	Tennessee/Oil and Gas Production
Senior secured note, 13.00%(15) due 5/5/2009		$10,200	10,046	10,046	3.3%

ESA Environmental Specialist, Inc.(23)	North Carolina/ Contracting
Warrants, common shares, expiring 4/11/2017		1,059	1	—	0.0%
Senior secured note, 14.00%(16) due 4/11/2011		$12,200	12,200	4,428	1.5%
Senior secured note, 14.00%(16) due 6/7/2008		$1,575	$1,575	$572	0.2%

Total			13,776	5,000	1.7%

Evolution Petroleum Corp.(17)	Texas/Oil and Gas Production
Common shares, unregistered		139,926	20	378	0.1%

H&M Oil & Gas, LLC(18)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00%(19) due 6/30/2010		$45,000	45,000	45,000	15.0%

Jettco Marine Services LLC(18)(23)	Louisiana/ Shipping
Subordinated secured note, 12.00%(20), plus 4.0%
PIK due 12/31/2011		$6,671	6,553	6,553	2.2%

Ken-Tex Energy Corp.(14)(23)	Texas/Oil and Gas Production
Senior secured note, 13.00% due 6/4/2010		$10,750	10,750	10,750	3.6%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/4/2010 to 6/30/2012		1,206,859	150	22	0.0%

Regional Management Corp.(23)	South Carolina/ Financial Services
Subordinated secured note, 12.00%, plus 2.0% PIK due 6/29/2012		$25,000	25,000	25,000	8.3%

Stryker Energy, LLC(21)	Ohio/Oil and Gas Production
Subordinated revolving credit facility, 12.43%(22) due 11/30/2011		$29,500	28,942	28,942	9.7%

TLOGH, L.P.(21)	Texas/Oil and Gas Production
Senior secured note, 13.00%, Due 10/23/2009		$15,291	15,105	15,105	5.0%

Unity Virginia Holdings, LLC	Virginia/Mining and Coal Production
Subordinated secured note, 15.00%, plus 15.00% PIK due 1/31/2009		$3,580	$3,871	$10	0.0%

		Par Value/		Fair	% of Net
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Assets
	(In 000s except share amounts)

Total Non-Control/Non-Affiliate Investments			186,712	174,305	58.1%

Total Portfolio Investments			326,197	328,222	109.4%

Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)		38,227,118	38,227	38,227	12.7%
First American Funds, Inc. — Prime Obligations Fund (Class A)(23)		289,000	289	289	0.1%
First American Funds, Inc. — Prime Obligations Fund (Class Y)		3,243,731	3,244	3,244	1.1%

Total Money Market Funds			41,760	41,760	13.9%

Total Investments			$367,957	$369,982	123.3%

(1)	The securities in which Prospect Capital has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Capital (Note 2).

(3)	Prospect Capital has the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(4)	Gas Solutions Holdings, Inc. is a wholly-owned investment of Prospect Capital.

(5)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

(6)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2007.

(7)	There are several entities involved in the Whymore investment. The senior secured debt is with C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Capital. Prospect Capital owns 10,000 shares of common stock of C&A (100% ownership), 10,000 shares of common stock of E&L (100% ownership), and 4,900 shares of common stock of Whymore (49% ownership). Prospect Capital owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Prospect Capital retains an option to purchase the remaining 51% of Whymore. As of June 30, 2007, the Board of Directors of Prospect Capital assessed a fair value of $1 for all of these equity positions.

(8)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of June 30, 2007.

(9)	There are several entities involved in the Worcester Energy Company Inc. investment. Prospect Capital owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership.

Prospect Capital also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Capital also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Capital also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued by Prospect Capital. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations. As of June 30, 2007, the Board of Directors of Prospect Capital assessed a fair value of $1 for all of these equity positions.

(10)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Capital owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland

L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

(11)	The Portfolio Investment does business as Cougar Pressure Control.

(12)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(13)	Interest rate is LIBOR plus 10.0%; rate reflected is as of June 30, 2007.

(14)	Prospect Capital has an overriding royalty interest and net profits interest in the Portfolio Investment.

(15)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(16)	Interest rate is the greater of 14.0% or 1-Month LIBOR plus 8.5%; rate reflected is as of June 30, 2007.

(17)	Formerly known as Natural Gas Systems, Inc.

(18)	Prospect Capital has a net profits interest in the Portfolio Investment.

(19)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2007.

(20)	Interest rate is the greater of 13.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of June 30, 2007.

(21)	Prospect Capital has an overriding royalty interest in Portfolio Investment.

(22)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of June 30, 2007.

(23)	Security or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (see Note 9). At June 30, 2007, the value of these investments was $195,966 which represents 65.3% of net assets.

See notes to consolidated financial statements.

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2006

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts)

Control Investments (25.00% or greater of voting control)
Gas Solutions Holdings, Inc.(3)	Texas/Gas Gathering and Processing
Common shares		100	$4,875	$14,700	13.6%
Subordinated secured note, 18.00% due 12/22/2011		$18,400	18,400	18,400	17.0%

Total			23,275	33,100	30.6%

Worcester Energy Company, Inc.(4)	Maine/Biomass Power
Equity ownership		Various	—	1	0.0%
Senior secured note, 12.50% due 12/31/2012		$20,338	16,484	16,484	15.2%

Total			16,484	16,485	15.2%

Total Control Investments			39,759	49,585	45.8%

Affiliate Investments (5.00% to 24.99% of voting control)
Advantage Oilfield Group Ltd.	Alberta, Canada/ Construction Services
Common shares, Class A		30	173	173	0.2%
Senior secured note, 15.00% due 5/30/2009(5)		$16,500	15,926	15,926	14.7%

Total			16,099	16,099	14.9%

Appalachian Energy Holdings LLC(6)	West Virginia/ Construction Services
Series A preferred shares		200	35	35	0.0%
Warrants, expiring 2/14/2016		6,065	348	348	0.3%
Senior secured note, 14.00%, 3.00% PIK due 1/31/2011		$3,000	2,760	2,760	2.5%

Total			3,143	3,143	2.8%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/ Production services
Common shares		93	$268	$268	0.2%
Senior secured note, 15.00% due 4/19/2009		$6,250	5,819	5,819	5.4%

Total			6,087	6,087	5.6%

Total Affiliate Investments			25,329	25,329	23.3%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)
Arctic Acquisition Corp.	Texas/Production services
Warrants, common shares, expiring 7/19/2012		596,251	507	507	0.5%
Warrants, Series A redeemable preferred shares, expiring 7/19/2012		1,054	507	507	0.5%
Senior secured note, 13.00% due 7/19/2009		$9,099	8,082	8,082	7.5%

Total			9,096	9,096	8.5%

Central Illinois Energy, LLC	Illinois/Biofuels/ Ethanol
Senior secured note, 15.50%(7) due 3/31/2014		$8,000	8,000	8,000	7.4%

Charlevoix Energy Trading, LLC	Michigan/ Natural Gas Marketing
Senior secured note, 12.50% due 3/31/2011		$5,500	5,422	5,422	5.0%

Conquest Cherokee, LLC	Tennessee/ Oil and Gas Production
Senior secured note, 13.24%(8) due 5/5/2009		$3,500	3,434	3,434	3.2%

Genesis Coal Corp.	Kentucky/ Mining and Coal Production
Warrants, preferred shares, expiring 2/9/2016		1,000	$33	$33	0.0%
Senior secured note, 15.89%(9) due 12/31/2010		$6,925	6,734	6,734	6.2%

Total			6,767	6,767	6.2%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production

See notes to consolidated financial statements.

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2006 — (Continued)

		Par Value/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Shares	Cost	Value(2)	Net Assets
	(In 000s except share amounts)

Warrants, expiring 5/4/2010 through 6/30/2011		842,527	150	150	0.1%

Natural Gas Systems, Inc.	Texas/ Oil and Gas Production
Common shares, registered		732,528	164	2,124	2.0%
Common shares, unregistered		139,926	20	345	0.3%

Total			184	2,469	2.3%

Stryker Energy II, LLC(10)	Ohio/ Oil and Gas Production
Preferred stock		350	1,470	1,470	1.4%
Senior secured note, 13.32% due 4/8/2010		$13,330	13,139	13,138	12.1%

Total			14,609	14,608	13.5%

Unity Virginia Holdings, LLC	Virginia/Mining and Coal Production
Subordinated secured note, 15.00%, 15.00% PIK due 1/31/2009		$3,580	3,529	2,754	2.5%

Whymore Coal Company, Inc.(11)	Kentucky/ Mining and Coal Production
Preferred shares, convertible, Series A		4,285	$—	$1	0.0%
Senior secured note, 16.59%(12) due 12/31/2010		$7,425	7,314	6,354	5.9%

Total			7,314	6,355	5.9%

Total Non-Control/Non-Affiliate Investments			58,505	59,055	54.6%

Total Portfolio Investments			123,593	133,969	123.7%
Money Market Fund
First American Funds, Inc. — Prime Obligations Fund (Class Y)		1,607,893	$1,608	$1,608	1.5%

Total Investments			$125,201	$135,577	125.2%

(1)	The securities in which Prospect Capital has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the Board of Directors of Prospect Capital (Note 2).

(3)	Gas Solutions Holdings Inc. is a wholly owned investment of Prospect Capital.

(4)	There are several entities involved in the Worcester investment. Prospect Capital owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. Prospect Capital also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Capital also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Capital also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued by Prospect Capital. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations.

(5)	Prospect Capital has the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(6)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Capital owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

(7)	Interest rate is LIBOR plus 10.0%; rate reflected is as of June 30, 2006.

PROSPECT ENERGY CORPORATION

SCHEDULE OF INVESTMENTS
June 30, 2006 — (Continued)

(8)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2006.

(9)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2006.

(10)	Prospect Capital owns 100 shares of common stock in PEH Stryker, Inc. (“PEH Stryker”), which represents 100%. PEH Stryker holds 350 non-voting Class A preferred units in Stryker Energy II, LLC (“Stryker II”), which represents a 35% interest. Stryker II is the borrower on the term note issued by Prospect Capital. Prospect Capital also holds one warrant expiring 4/18/2025 for anti-dilution purposes.

(11)	There are several entities involved in the Whymore investment. The senior secured debt is with C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Capital. Prospect Capital owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore.

(12)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of June 30, 2006.

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements
June 30, 2007
(in thousands except share and per share amounts)

Note 1.	Organization

Prospect Capital Corporation (“Prospect Capital” or the “Company”), formerly known as Prospect Energy Corporation, a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). On July 27, 2004, the Company completed its initial public offering (“IPO”) and sold 7,000,000 shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. Since the IPO, the Company has had an exercise of an over-allotment option with respect to the IPO on August 27, 2004, a public offering on August 10, 2006, and subsequent exercise of an over-allotment option on August 28, 2006. On December 13, 2006, the Company priced a public offering of 6,000,000 shares of common stock at $17.70 per share, raising $106,200 in gross proceeds as well as an additional 810,000 shares of common stock at $17.315 per share raising $14,025 in gross proceeds in the exercise of an over-allotment option on January 11, 2007. On May 15, 2007, the Company formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware corporation, for the purpose of holding certain of the Company’s portfolio of loan investments which are used as collateral for its credit facility.

Note 2.  Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

The statements include portfolio investments at fair value of $328,222 and $133,969 at June 30, 2007 and June 30, 2006, respectively. At June 30, 2007 and June 30, 2006, 109.4% and 123.7%, respectively, of the Company’s net assets represented portfolio investments whose fair values have been determined by the Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Interim financial statements, which are not audited, are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate.

The following are significant accounting policies consistently applied by Prospect Capital:

Investments:

a) Security transactions are recorded on a trade-date basis.

b) Valuation:

1) Investments for which market quotations are readily available are valued at such market quotations.

2) Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

of the difference between the principal amount due at maturity and cost. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

3) It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process that is under the direction of our Board of Directors. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

4) The Financial Accounting Standards Board (“FASB”) has recently issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“FAS 157”). This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 becomes effective for fiscal years beginning after November 15, 2007 and is not expected to have a material effect on the financial statements. Therefore, its first applicability to the Company will be on July 1, 2008.

c) Realized gains or losses on the sale of investments are calculated using the specific identification method.

d) Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

e) Dividend income is recorded on the ex-dividend date.

f) Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interest are included in other income.

g) Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non- accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of June 30, 2007, less than 0.1% of the Company’s net assets are in non-accrual status.

Federal and State Income Taxes:

Prospect Capital has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If the Company does not distribute (or is not deemed to have distributed) at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

The Company adopted Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN No. 48 did not have an effect on the net asset value, financial condition or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning net asset value of the Company. As of and during the period ended June 30, 2007, the Company did not have a liability for any unrecognized tax benefits. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions:

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the Board of Directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Consolidation:

As an investment company, Prospect Capital only consolidates subsidiaries that are also investment companies. At June 30, 2007, the financial statements include the accounts of Prospect Capital and its wholly-owned subsidiary, Prospect Capital Funding, LLC. All intercompany balances and transactions have been eliminated in consolidation.

Financing Costs:

The Company records origination expenses related to its credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the facility.

The Company records registration expenses related to shelf filings as prepaid assets. These expenses consist principally of SEC registration, legal and accounting fees incurred through June 30, 2007 that are

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

related to the shelf filings that will be charged to capital upon the receipt of the capital or charged to expense if not completed. There were no such expenses at June 30, 2006.

Guarantees and Indemnification Agreements:

The Company follows FASB Interpretation Number 45, “Guarantor’s” Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 for further discussion of guarantees and indemnification agreements.

Per Share Information:

Basic earnings per common share are calculated using the weighted average number of common shares outstanding for the period presented.

Note 3.	Portfolio Investments

At June 30, 2007, 109.4% of our net assets or about $328,222 was invested in 24 long-term portfolio investments (including net profits interest in Charlevoix Energy Trading LLC) and 13.9% of our net assets was invested in money market funds. The remainder (23.3%) of our net assets represented liabilities in excess of other assets. At June 30, 2006, 123.7% of our net assets or about $133,969 was invested in 15 long-term portfolio investments and 1.59% of our net assets was invested in money market funds. The remainder (25.2%) of our net assets represented liabilities in excess of other assets. Prospect Capital is a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person. The Company owns a controlling interest in Advantage Oilfield Group, Ltd. (“AOG”), Gas Solutions Holdings, Inc. (“GSHI”), Genesis Coal Corp. (“Genesis”), NRG Manufacturing, Inc. (“NRG”), R-V Industries, Inc. (“R-V”), Whymore Coal Company (“Whymore”) and Worcester Energy Company, Inc. (“WECO”). The Company also owns an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”) and Iron Horse Coiled Tubing, Inc. (“Iron Horse”). The Company has no other controlled or affiliated investments.

GSHI has indemnified Prospect Capital against any legal action arising from its investment in Gas Solutions, LP. Prospect Capital has incurred approximately $1,797 in fees associated with a legal action through June 30, 2007, and GSHI has reimbursed Prospect Capital the entire amount. Of the $1,797 reimbursement, $178, $941 and $676 reflected as Dividend income, Controlled entities on the accompanying consolidated statement of operations for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively,

Debt placements and interests in non-voting equity securities with an original cost basis of approximately $237,255 were acquired during year ended June 30, 2007. Debt repayments and sales of equity securities with an original cost basis of approximately $36,459 were disposed during the year ended June 30, 2007.

From time to time, the Company provides guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. Currently, guarantees are outstanding

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

only for three portfolio companies categorized as Control Investments, which are not deemed by management to be material individually or in the aggregate.

Note 4.	Organizational and Offering Expenses

A portion of the net proceeds of our initial public offering on July 27, 2004 and the subsequent exercise of the over-allotment option on August 27, 2004 was used for organizational and offering expenses of approximately $125 and $1,393, respectively. Organizational expenses were expensed as incurred. Offering expenses were charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Prospect Capital.

A portion of the net proceeds of our August 13, 2006 secondary offering and the subsequent exercise of the over-allotment option on August 28, 2006 was used for offering expenses of approximately $594. A portion of the net proceeds of our December 13, 2006 secondary offering and the subsequent exercise of the over-allotment option in January 11, 2007 was used for offering expenses of approximately $273. Offering expenses were charged against paid-in capital in excess of par. All offering expenses were borne by Prospect Capital.

Note 5.	Related Party Agreements and Transactions

Investment Advisory Agreement

Prospect Capital has entered into an investment advisory and management agreement with Prospect Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of Prospect Capital’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect Capital. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from Prospect Capital, consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect Capital’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Capital’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect Capital’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Capital’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. The Investment Adviser had previously voluntarily agreed to waive 0.5% of the base management fee if in the future the average amount of our gross assets for each of the two most recently completed calendar quarters, appropriately adjusted for any share issuances, repurchases or other transactions during such quarters, exceeds $750,000,000, for that portion of the average amount of our gross assets that exceeds $750,000,000. The voluntary agreement by the Investment Adviser for such waiver for each fiscal quarter after December 31, 2007 has been terminated by the Investment Adviser. Base management fees for any partial month or quarter are appropriately pro rated. The total base management fees earned by and paid to Prospect Management during the years ended June 30, 2007, June 30, 2006 and June 30, 2005 were $5,445, $2,082 and $1,808, respectively.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Capital receives from portfolio companies) accrued during the calendar quarter, minus Prospect Capital’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). Previously, our Investment Adviser had voluntarily agreed that for each fiscal quarter from January 1, 2005 to March 31, 2007, the quarterly hurdle rate was to be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of 25.0% of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations were to be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) was terminated by the Investment Adviser as of the June 30, 2007, quarter. The investment adviser had also voluntarily agreed that, in the event it is paid an incentive fee at a time when our common stock is trading at a price below $15 per share for the immediately preceding 30 days (as adjusted for stock splits, recapitalizations and other transactions), it will cause the amount of such incentive fee payment to be held in an escrow account by an independent third party, subject to applicable regulations. The Investment Adviser had further agreed that this amount may not be drawn upon by the Investment Adviser or any affiliate or any other third party until such time as the price of our common stock achieves an average 30 day closing price of at least $15 per share. The Investment Adviser also had voluntarily agreed to cause 30% of any incentive fee that it is paid and that is not otherwise held in escrow to be invested in shares of our common stock through an independent trustee. Any sales of such stock were to comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. These two voluntary agreements by the Investment Adviser have been terminated by the Investment Adviser for all incentive fees after December 31, 2007.

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect Capital pays the Investment Adviser an income incentive fee with respect to Prospect Capital’s pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which Prospect Capital’s pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of Prospect Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

•	20.00% of the amount of Prospect Capital’s pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of Prospect Capital’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Capital calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Capital’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

$5,781, $1,786 and $0 income incentive fees were earned for the years ended June 30, 2007, June 30, 2006 and June 30, 2005, respectively. No capital gains incentive fees were earned were earned for years ended June 30, 2007, June 30, 2006 and June 30, 2005.

Administration Agreement

Prospect Capital has also entered into an Administration Agreement with Prospect Administration LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect Capital. For providing these services, Prospect Capital reimburses Prospect Administration for Prospect Capital’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for Prospect Capital.

Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as the sub-administrator of Prospect Capital to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $25 annually, payable monthly. Under the sub-administration agreement, Vastardis provides Prospect Capital with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Capital as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as the Chief Financial Officer (“CFO”) of the Fund. This service was formerly provided at the rate of $225 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee with a $400 annual minimum, payable monthly. Vastardis does not provide any advice or recommendation relating to the securities and other assets that Prospect Capital should purchase, retain or sell or any other investment advisory services to Prospect Capital. Vastardis is responsible for the financial and other records that either Prospect Capital (or the Administrator on behalf of Prospect Capital) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the SEC. In addition, Vastardis assists Prospect Capital in determining and publishing Prospect Capital’s net asset value, overseeing the preparation and filing of Prospect Capital’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Capital, and generally overseeing the payment of Prospect Capital’s expenses and the performance of administrative and professional services rendered to Prospect Capital by others.

Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or Prospect Capital for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and Prospect Capital. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Capital or the security holders of Prospect Capital) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $452 in managerial assistance for the year ended June 30, 2007, compared to $193 in managerial assistance for the year ended June 30, 2006, and $77 in managerial assistance for the year ended June 30, 2005. These fees are paid to the Administrator.

Note 6.	Earnings Per Share

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations for the years ended June 30, 2007, 2006 and 2005, respectively;

	For the Years Ended
	2007	2006	2005

Numerator for increase in net assets per share	$16,728	$12,896	$8,751
Denominator for basic and diluted weighted average shares	15,724,095	7,056,846	7,055,100
Basic and diluted net increase in net assets per share resulting from operations	$1.06	$1.83	$1.24

Note 7.	Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended
	Jun. 30, 2007	Jun. 30, 2006	Jun. 30, 2005	Jun. 30, 2004(3)

Per Share Data(1) :
Net asset value at beginning of period	$15.31	$14.59	$(0.01)	$—
Costs related to the initial public offering	—	0.01	(0.21)	—
Costs related to the secondary public offering	(0.06)	—	—	—
Share issuances related to dividend reinvestment	—	—	—	—
Net investment income	1.44	1.21	0.34	—
Realized gain	0.14	0.04	—	—
Net unrealized appreciation (depreciation)	(0.51)	0.58	0.90	—
Net increase in net assets as a result of public offering	0.26	—	13.95	—
Dividends declared and paid	(1.54)	(1.12)	(0.38)	—

Net asset value at end of period	$15.04	$15.31	$14.59	$—

Per share market value at end of period	$17.47	$16.99	$12.60	$—
Total return based on market value(2)	12.65%	44.90%	(13.46)%	—
Total return based on net asset value(2)	7.62%	12.76%	7.40%	—
Shares outstanding at end of period	19,949,065	7,069,873	7,055,100	—
Average weighted shares outstanding for period	15,724,095	7,056,846	7,055,100	—
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$300,048	$108,270	$102,967	$—
Annualized ratio of operating expenses to average net assets	7.36%	8.19%	5.52%	—
Annualized ratio of net operating income to average net assets	9.71%	7.90%	8.50%	—

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

(1)	Financial highlights are based on weighted average shares except dividends declared and paid.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. The total returns are not annualized.

(3)	Financial Highlights as of June 30, 2004 are considered not applicable as the initial offering of common stock did not occur as of this date.

Note 8.  Litigation

The Company is a defendant in a legal action arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has a meritorious defense for this action. We continue to defend this action vigorously, and believe that resolution of this action will not have a materially adverse effect on the Company’s financial position.

On December 6, 2004, Dallas Gas Partners (“DGP”) served Prospect Capital with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Capital breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Capital’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint seeks relief not limited to $100,000. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Capital’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Capital’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P., against Prospect Capital Corporation. DGP has appealed this decision.

We are involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

Note 9.	Revolving Credit Agreements

On February 21, 2006, Prospect Capital entered into a $20,000 senior secured revolving credit facility (the “Previous Credit Facility”) with Bank of Montreal as administrative agent and Harris Nesbitt Corp. as sole lead arranger and sole book runner. The Previous Credit Facility supplemented the Company’s equity capital and provided funding for additional portfolio investments. All amounts borrowed under the Previous Credit Facility would have matured, and all accrued and unpaid interest thereunder would have been due and payable within six months of the date of the borrowing. The Previous Credit Facility had a termination date of August 21, 2006. On May 11, 2006, the Previous Credit Facility was increased to $30,000.

On July 26, 2006, we closed a $50,000 revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing the $30,000 Previous Credit Facility. This Facility

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

was used, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility is charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases.

On June 6, 2007, Prospect Capital closed on a $200,000 three-year revolving credit facility with Rabobank Nederland as administrative agent and sole lead arranger (the Rabobank Facility). The Rabobank facility refinanced the $50,000 Facility with HSH Nordbank AG. Interest on the Rabobank Facility is charged at LIBOR plus 125 basis points. Additionally, Rabobank charges 37.5 basis points on the unused portion of the facility. At June 30, 2007, the investment used as collateral had an aggregate market value of $195,966, which represents 65.3% of net assets.

As of June 30, 2007, we had no amounts drawn down on the Rabobank Facility.

Note 10.	Subsequent Events

On July 31, 2007, Prospect Capital provided $15,000 growth financing to Wind River Resources Corporation and Wind River II Corporation, a privately held oil and gas production business based in Salt Lake City, Utah. The investment was in the form of senior secured notes along with a net profits interest.

On August 1, 2007, ESA Environmental Specialists, Inc. (“ESA”), filed voluntarily for reorganization under the bankruptcy code, in response to a foreclosure action by Prospect Capital after Prospect Capital learned that unauthorized cash distributions to management recently had been made by the controlling shareholder and CEO. Prospect Capital has a senior-secured, first-lien debt position with collateral in the form of receivables, real estate, other assets, personal guarantees, and the stock of ESA’s profitable subsidiary company The Healing Staff.

On August 7, 2007, Prospect Capital provided $6,000 growth and recapitalization financing to Deep Down, Inc., a deepwater drilling services and manufacturing provider based in Houston, Texas. The investment was in the form of senior secured notes plus warrants.

On August 16, 2007, Arctic Acquisition Corp. (dba Cougar Pressure Control) repaid its unamortized loan in full to Prospect Capital. Prospect Capital received a $400 prepayment premium as well. Prospect Capital continues to hold warrants in this investment.

On August 28, 2007 Prospect Capital provided $9,200 growth and recapitalization financing to Diamondback Operating, LP, a gas production company based in Tulsa, Oklahoma. The investment was in the form of senior secured notes plus a net profits interest.

PROSPECT CAPITAL CORPORATION

Notes to Consolidated Financial Statements — (Continued)

Note 11.	Selected Quarterly Financial Data (Unaudited) (In thousands except per share amounts)

							Net Increase
			Net Investment				(Decrease) in
	Investment Income		Income (Loss)		Net Realized and Unrealized Gains (Losses)		Net Assets from Operations
Quarter Ended	Total	Per Share*	Total	Per Share*	Total	Per Share*	Total	Per Share*

September 30, 2004	$266	$0.05	$(434)	$(0.09)	$—	$—	$(434)	$(0.06)
December 31, 2004	2,946	0.42	1,228	0.17	(2)	—	1,226	0.17
March 31, 2005	2,202	0.31	444	0.06	414	0.06	858	0.12
June 30, 2005	2,679	0.38	1,173	0.17	5,928	0.84	7,101	1.01
September 30, 2005	3,109	0.44	1,415	0.20	58	0.01	1,473	0.21
December 31, 2005	3,935	0.56	2,040	0.29	488	0.07	2,528	0.36
March 31, 2006	4,026	0.57	2,126	0.30	829	0.12	2,955	0.42
June 30, 2006	5,799	0.82	2,977	0.42	2,963	0.42	5,940	0.84
September 30, 2006	6,432	0.65	3,274	0.33	690	0.07	3,964	0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.25
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24

*	Per share amounts are calculated using weighted average shares during period.

$500,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

PROSPECTUS

July 23, 2008